Document And Entity Information	12 Months Ended
	May 01, 2011	Jul. 11, 2011
Document And Entity Information
Document Type	S-4
Amendment Flag	false
Document Period End Date	May 1, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Entity Registrant Name	DEL MONTE CORP
Entity Central Index Key	0001259045
Current Fiscal Year End Date	--05-01
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding		10

Consolidated Balance Sheets (USD $) In Millions	May 01, 2011	May 02, 2010	Jul. 31, 2011 Successor [Member]	May 01, 2011 Successor [Member]
ASSETS
Cash and cash equivalents	$ 205.2	$ 53.7	$ 246.4	$ 205.2
Trade accounts receivable, net of allowance	201.5	187	184.8	201.5
Inventories	766.9	726.4	873.9	766.9
Prepaid expenses and other current assets	165.4	128.5	132.8	165.4
Total current assets	1,339	1,095.6	1,437.9	1,339
Property, plant and equipment, net	731.7	658.8	726.3	731.7
Goodwill	2,124	1,337.7	2,140	2,124
Intangible assets, net	2,828.7	1,162.4	2,811.4	2,828.7
Other assets, net	180.3	34.4	174.2	180.3
Total assets	7,203.7	4,288.9	7,289.8	7,203.7
LIABILITIES AND STOCKHOLDER'S EQUITY
Accounts payable and accrued expenses	486.7	469.5	578.8	486.7
Short-term borrowings	8.6	5.6	4	8.6
Current portion of long-term debt	20.3	30	27	20.3
Total current liabilities	515.6	505.1	609.8	515.6
Long-term debt	3,973.1	1,255.2	3,966.6	3,973.1
Deferred tax liabilities	969.1	441	952.7	969.1
Other non-current liabilities	260.5	260.2	305.2	260.5
Total liabilities	5,718.3	2,461.5	5,834.3	5,718.3
Stockholder's equity:
Common stock		2.2
Additional paid-in capital	1,584.4	1,085	1,586.6	1,584.4
Treasury stock, at cost		(183.1)
Accumulated other comprehensive income (loss)	5.5	(59.8)	1	5.5
Retained earnings (accumulated deficit)	(104.5)	983.1	(132.1)	(104.5)
Total stockholder's equity	1,485.4	1,827.4	1,455.5	1,485.4
Total liabilities and stockholder's equity	$ 7,203.7	$ 4,288.9	$ 7,289.8	$ 7,203.7

Consolidated Balance Sheets (Parenthetical) (USD $)	May 01, 2011	May 02, 2010	Jul. 31, 2011 Successor [Member]	May 01, 2011 Successor [Member]
Common stock, par value	$ 0.01	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	1,000	500,000,000	1,000	1,000
Common stock, shares issued	10	216,600,000	10	10
Common stock, shares outstanding	10	199,200,000	10	10

Consolidated Statements Of Income (Loss) (USD $) In Millions	2 Months Ended	10 Months Ended	12 Months Ended		3 Months Ended
	May 01, 2011	Mar. 07, 2011	May 02, 2010	May 03, 2009	Jul. 31, 2011 Successor [Member]	Aug. 01, 2010 Predecessor [Member]
Net sales	$ 564.8	$ 3,101.3	$ 3,739.8	$ 3,626.9	$ 776.2	$ 804.6
Cost of products sold	457	2,073.6	2,510.6	2,622.7	554.4	537.9
Gross profit	107.8	1,027.7	1,229.2	1,004.2	221.8	266.7
Selling, general and administrative expenses	108.9	535.7	721.2	643.3	172.5	147.3
Transaction and related costs	82.8	68.8
Operating income (loss)	(83.9)	423.2	508	360.9	49.3	119.4
Interest expense	44.3	66.7	116.3	110.3	62.6	19.7
Other (income) expense	25.7	(5.2)	9.8	24.1	30.3	3.6
Income (loss) from continuing operations before income taxes	(153.9)	361.7	381.9	226.5	(43.6)	96.1
Provision (benefit) for income taxes	(49)	139.8	139.9	78.8	(16)	36.2
Income (loss) from continuing operations	(104.9)	221.9	242	147.7	(27.6)	59.9
Income (loss) from discontinued operations before income taxes	0.6	(1.7)	1.4	38.9		(0.2)
Provision (benefit) for income taxes	0.2	(2.6)	(0.9)	14.3		0.3
Income from discontinued operations	0.4	0.9	2.3	24.6		(0.5)
Net income (loss)	$ (104.5)	$ 222.8	$ 244.3	$ 172.3	$ (27.6)	$ 59.4

Consolidated Statements Of Stockholder's Equity And Comprehensive Income (Loss) (USD $) In Millions		Common Stock [Member]		Treasury Stock [Member]		Additional Paid-In Capital [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Retained Earnings/Accumulated Deficit) [Member]	Total
Beginning balances at Apr. 27, 2008		$ 2.1	[1]	$ (183.1)	[1]	$ 1,034.7	$ 8.2	$ 638.6	$ 1,500.5
Beginning balances, shares at Apr. 27, 2008	[1]	197.3		17.4
Net income (loss)								172.3	172.3
Other comprehensive income/(loss):
(Gain) loss on cash flow hedging instruments							(14.7)		(14.7)
Currency translation adjustment							(1.5)		(1.5)
Pension liability adjustment							(30.4)		(30.4)
Comprehensive income									125.7
Issuance of shares, shares	[1]	0.4
Issuance of shares						2.1			2.1
Dividends declared								(31.6)	(31.6)
Adoption of new benefit plan guidance								(0.9)	(0.9)
Stock option expense						8.9			8.9
Restricted stock units and amortization of unearned compensation						1.8			1.8
Ending balances at May. 03, 2009		2.1	[1]	(183.1)	[1]	1,047.5	(38.4)	778.4	1,606.5
Ending balances, shares at May. 03, 2009	[1]	197.7		17.4
Net income (loss)								244.3	244.3
Other comprehensive income/(loss):
(Gain) loss on cash flow hedging instruments							23.7		23.7
Currency translation adjustment							(5.4)		(5.4)
Pension liability adjustment							(39.7)		(39.7)
Comprehensive income									222.9
Issuance of shares, shares	[1]	1.5
Issuance of shares		0.1	[1]			12.2			12.3
Dividends declared								(39.6)	(39.6)
Tax benefit from stock options exercised						1.7			1.7
Stock option expense						9.9			9.9
Restricted stock units and amortization of unearned compensation						13.7			13.7
Ending balances at May. 02, 2010		2.2	[1]	(183.1)	[1]	1,085	(59.8)	983.1	1,827.4
Ending balances, shares at May. 02, 2010	[1]	199.2		17.4
Net income (loss)								222.8	222.8
Other comprehensive income/(loss):
(Gain) loss on cash flow hedging instruments							1.1		1.1
Currency translation adjustment							0.8		0.8
Pension liability adjustment							3.1		3.1
Comprehensive income									227.8
Repurchase of shares				(100)	[1]				(100)
Repurchase of shares, shares	[1]	(7.1)		7.1
Issuance of shares, shares	[1]	7.3
Issuance of shares		0.1	[1]			59.5			59.6
Dividends declared								(53)	(53)
Tax benefit from stock options exercised						34.4			34.4
Stock option expense						20.3			20.3
Restricted stock units and amortization of unearned compensation						25			25
Taxes remitted on behalf of employees for net share settlement of stock awards						(5.9)			(5.9)
Elimination of Predecessor equity in connection with the Merger		(2.3)	[1]	283.1	[1]	(1,218.3)	54.8	(1,152.9)	(2,035.6)
Elimination of Predecessor equity in connection with the merger, shares	[1]	(199.4)		(24.5)
Ending balances at Mar. 07, 2011			[1]		[1]
Ending balances, shares at Mar. 07, 2011	[1]
Capital contribution, net						1,584			1,584
Net income (loss)								(104.5)	(104.5)
Other comprehensive income/(loss):
Currency translation adjustment							0.4		0.4
Pension liability adjustment							5.1		5.1
Comprehensive income									(99)
Stock option expense						0.4			0.4
Ending balances at May. 01, 2011						$ 1,584.4	$ 5.5	$ (104.5)	$ 1,485.4

[1]	All amounts for common stock and treasury stock prior to the April 26, 2011 merger of DMFC into DMC relate to DMFC's stock. See Note 1.

Consolidated Statements Of Stockholder's Equity And Comprehensive Income (Loss) (Parenthetical) (USD $) In Millions, except Per Share data	2 Months Ended	10 Months Ended	12 Months Ended
	May 01, 2011	Mar. 07, 2011	May 02, 2010	May 03, 2009
Consolidated Statements Of Stockholder's Equity And Comprehensive Income (Loss)
Gain (Loss) on cash flow hedging instruments, tax		$ 1.6	$ 14.5	$ 9.5
Pension liability adjustment, tax	3.2	2	25.6	19.6
Dividends declared, per share		$ 0.27	$ 0.2	$ 0.16
Adoption of new benefit plan guidance, tax				$ 0.5

Consolidated Statements Of Cash Flows (USD $) In Millions	2 Months Ended	10 Months Ended	12 Months Ended		3 Months Ended
	May 01, 2011	Mar. 07, 2011	May 02, 2010	May 03, 2009	Aug. 01, 2010 Predecessor [Member]	Jul. 31, 2011 Successor [Member]
Operating activities:
Net income (loss)	$ (104.5)	$ 222.8	$ 244.3	$ 172.3	$ 59.4	$ (27.6)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	20.4	81.3	99.4	104.9	23.5	36.6
Deferred taxes	(48.9)	97.8	54.4	29.5	7.4	(16.8)
Inventory step-up related to Merger	33.8
Write off of debt issuance cost and loss on debt refinancing			24.8
Redemption premium over the fair value of senior subordinated notes tendered/redeemed	15.8
(Gain)/loss on asset disposal	1.8	1.1	2.6	(23.3)	0.2	1.2
Stock compensation expense	0.4	45.3	21.3	12.2	3.4	1.2
Discontinuation of hedge accounting for interest rate swap			13.4
Excess tax benefits from stock-based compensation		(35.3)			(2.5)
Unrealized loss (gain) on derivative financial instruments	12.6	0.1	(3.5)	10.1	4.7	29.5
Impairment loss on pet intangible assets			3	11.7
Changes in operating assets and liabilities:
Trade accounts receivable, net	23.4	(37.4)	(2.4)	89.5
Inventories	113.6	(84.1)	(51.9)	(78.5)
Prepaid expenses and other current assets	(0.4)	11.9	19.7	(58.9)
Other assets, net	(9.2)	(0.9)	(0.5)	2.5
Accounts payable and accrued expenses	17.5	(62.4)	(38)	(69.5)
Other non-current liabilities	8.9	14.1	(30.7)	(1.9)
Changes in operating assets and liabilities					(46.2)	42
Net cash provided by operating activities	85.2	254.3	355.9	200.6	49.9	66.1
Investing activities:
Merger, net of cash acquired	(3,856.9)
Capital expenditures	(25.8)	(66.1)	(104.9)	(88.7)	(18.6)	(22.7)
Net proceeds from disposal of assets				365.8
Net cash provided by (used in) investing activities	(3,882.7)	(66.1)	(104.9)	277.1	(18.6)	(22.7)
Financing activities:
Capital contribution, net	1,548.8					1
Proceeds from short-term borrowings		500.7	208.8	517.7	79.3
Payments on short-term borrowings	(2)	(495.8)	(204.3)	(515.7)	(29.2)	(4.6)
Proceeds from long-term debt	3,993.3		1,042.2
Principal payments on long-term debt	(1,357.5)	(22.5)	(1,315.7)	(333.8)	(7.5)
Payments of debt-related costs	(180)		(43.6)
Dividends paid		(62.9)	(37.6)	(31.6)	(10)
Issuance of common stock		59.6	12.3	2.1	9.6
Purchase of treasury stock		(100)			(100)
Taxes remitted on behalf of employees for net share settlement of stock awards		(5.9)
Excess tax benefits from stock-based compensation		35.3	1.7		2.5
Net cash provided by (used in) financing activities	4,002.6	(91.5)	(336.2)	(361.3)	(55.3)	(3.6)
Effect of exchange rate changes on cash and cash equivalents	0.1	(2.8)	(3.8)	0.6	(0.8)	1.4
Net change in cash and cash equivalents	205.2	93.9	(89)	117	(24.8)	41.2
Cash and cash equivalents at beginning of period		53.7	142.7	25.7	53.7	205.2
Cash and cash equivalents at end of period	$ 205.2	$ 147.6	$ 53.7	$ 142.7	$ 28.9	$ 246.4

Business And Basis Of Presentation	12 Months Ended
	Jul. 31, 2011	May 01, 2011
Business And Basis Of Presentation
Business And Basis Of Presentation

Note 1. Business and Basis of Presentation

On March 8, 2011, Del Monte Foods Company ("DMFC") was acquired by an investor group led by funds affiliated with Kohlberg Kravis Roberts & Co. L.P. ("KKR"), Vestar Capital Partners ("Vestar") and Centerview Capital, L.P. ("Centerview," and together with KKR and Vestar, the "Sponsors"). Under the terms of the merger agreement, DMFC's stockholders received  $19.00 per share in cash. The acquisition (also referred to as the "Merger") was effected by the merger of Blue Merger Sub Inc. ("Blue Sub") with and into DMFC, with DMFC being the surviving corporation. As a result of the Merger, DMFC became a wholly-owned subsidiary of Blue Acquisition Group, Inc. ("Parent"). DMFC stockholders approved the transaction on March 7, 2011. DMFC's common stock ceased trading on the New York Stock Exchange before the opening of the market on March 9, 2011.

As a result of the Merger, the Company applied the acquisition method of accounting and established a new basis of accounting on March 8, 2011. Periods presented prior to March 8, 2011 represent the operations of the predecessor company ("Predecessor") and periods presented after March 8, 2011 represent the operations of the successor company ("Successor"). Black lines separate the Successor's financial statements from that of the Predecessor since the financial statements are not comparable as a result of the application of acquisition accounting and changes in the Company's capital structure resulting from the Merger. The Company operates on a 52 or 53-week fiscal year ending on the Sunday closest to April 30. The results of operations for the three months ended July 31, 2011 and August 1, 2010 each reflect periods that contain 13 weeks.

Del Monte Corporation ("DMC" and, together with its consolidated subsidiaries, "Del Monte" or the "Company") was a direct, wholly-owned subsidiary of DMFC. On April 26, 2011, DMFC merged with and into DMC, with DMC being the surviving corporation. As a result of this merger, DMC became a direct wholly-owned subsidiary of Parent.

Del Monte is one of the country's largest producers, distributors and marketers of premium quality, branded pet products and food products for the U.S. retail market. The Company's pet food and pet snacks brands include Meow Mix, Kibbles 'n Bits, Milk-Bone, 9Lives, Pup-Peroni, Gravy Train, Nature's Recipe, Canine Carry Outs, Milo's Kitchen and other brand names, and leading food brands include Del Monte, Contadina, S&W, College Inn and other brand names. The Company also produces and distributes private label pet products and food products. The majority of its products are sold nationwide in all channels serving retail markets, mass merchandisers, the U.S. military, certain export markets, the foodservice industry and food processors.

For reporting purposes, the Company has two segments: Pet Products and Consumer Products. The Pet Products segment includes the Pet Products operating segment, which manufactures, markets and sells branded and private label dry and wet pet food and pet snacks. The Consumer Products segment includes the Consumer Products operating segment, which manufactures, markets and sells branded and private label shelf-stable products, including fruit, vegetable, tomato and broth products.

The accompanying unaudited condensed consolidated financial statements of Del Monte as of July 31, 2011 and for the three months ended July 31, 2011 and August 1, 2010 have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by GAAP for annual financial statements. In the opinion of management, all adjustments consisting of normal and recurring entries considered necessary for a fair presentation of the results for the interim periods presented have been included. All significant intercompany balances and transactions have been eliminated. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect reported amounts in the financial statements and accompanying notes. These estimates are based on information available as of the date of the unaudited condensed consolidated financial statements. Therefore, actual results could differ from those estimates. Furthermore, operating results for the three months ended July 31, 2011 are not necessarily indicative of the results expected for the fiscal year ending April 29, 2012. These unaudited condensed consolidated financial statements should be read in conjunction with the notes to the financial statements contained in the Company's 2011 Annual Report on Form 10-K ("2011 Annual Report").

Note 1.	Business and Basis of Presentation

On March 8, 2011, Del Monte Foods Company ("DMFC") was acquired by an investor group led by funds affiliated with Kohlberg Kravis Roberts & Co. L.P. ("KKR"), Vestar Capital Partners ("Vestar") and Centerview Capital, L.P. ("Centerview," and together with KKR and Vestar, the "Sponsors"). Under the terms of the merger agreement, DMFC's stockholders received  $19.00 per share in cash. The acquisition (also referred to as the "Merger") was effected by the merger of Blue Merger Sub Inc. ("Blue Sub") with and into DMFC, with DMFC being the surviving corporation. As a result of the Merger, DMFC became a wholly-owned subsidiary of Blue Acquisition Group, Inc. ("Parent"). DMFC stockholders approved the transaction on March 7, 2011. DMFC's common stock ceased trading on the New York Stock Exchange before the opening of the market on March 9, 2011.

As a result of the Merger, the Company applied the acquisition method of accounting and established a new basis of accounting on March 8, 2011. Accordingly, the fiscal 2011 periods presented include a 44-week Predecessor period from May 3, 2010 through March 7, 2011 and an 8-week Successor period, reflecting the Merger, from March 8, 2011 through May 1, 2011. Black lines separate the Successor's financial statements from that of the Predecessor since the financial statements are not comparable as a result of the application of acquisition accounting and changes in the Company's capital structure resulting from the Merger. The results of operations of Blue Sub, since its inception, were included in the Successor period from March 8, 2011 through May 1, 2011. The Company operates on a 52 or 53-week fiscal year ending on the Sunday closest to April 30. The results of operations for fiscal 2010 and fiscal 2009 contain 52 and 53 weeks, respectively.

Del Monte Corporation ("DMC" and, together with its consolidated subsidiaries, "Del Monte" or the "Company") was a direct, wholly-owned subsidiary of DMFC. On April 26, 2011, DMFC merged with and into DMC, with DMC being the surviving corporation. As a result of this merger, DMC became a direct wholly-owned subsidiary of Parent.

Del Monte is one of the country's largest producers, distributors and marketers of premium quality, branded pet products and food products for the U.S. retail market. The Company's pet food and pet snacks brands include Meow Mix, Kibbles 'n Bits, Milk-Bone, 9Lives, Pup-Peroni, Gravy Train, Nature's Recipe, Canine Carry Outs, Milo's Kitchen and other brand names, and leading food brands include Del Monte, Contadina, S&W, College Inn and other brand names. The Company also produces and distributes private label pet products and food products. The majority of its products are sold nationwide in all channels serving retail markets, mass merchandisers, the U.S. military, certain export markets, the foodservice industry and food processors.

On October 6, 2008, pursuant to the Purchase Agreement dated June 29, 2008 among DMC, Dongwon Enterprise Co., Ltd., Dongwon Industries Co., Ltd., Dongwon F&B Co., Ltd., Starkist Co. ( collectively, the "Dongwon Entities"), and StarKist Samoa Co. ("Acquisition Sub"), DMC (i) sold to Starkist Co. all of the outstanding stock of Galapesca S.A., Panapesca Fishing, Inc. and Marine Trading Pacific, Inc., (ii) caused Star-Kist Samoa, Inc. to be merged with and into Acquisition Sub and (iii) sold to Starkist Co. certain assets that are primarily related to the business of manufacturing, marketing, selling and distributing StarKist brand products and private label seafood products (such business, the "StarKist Seafood Business"). Under the terms of the Purchase Agreement, the Dongwon Entities paid a purchase price of approximately  $359 million at closing and an additional  $23 million related to the final working capital adjustment. The financial results of the StarKist Seafood Business were previously reported within the Consumer Products segment.

For all periods presented, the operating results related to the StarKist Seafood Business have been classified as discontinued operations. The Company has combined cash flows from discontinued operations with cash flows from continuing operations within the operating, investing and financing categories in the Statement of Cash Flows for all periods presented.

For reporting purposes, the Company has two segments: Pet Products and Consumer Products. The Pet Products segment includes the Pet Products operating segment, which manufactures, markets and sells branded and private label dry and wet pet food and pet snacks. The Consumer Products segment includes the Consumer Products operating segment, which manufactures, markets and sells branded and private label shelf-stable products, including fruit, vegetable, tomato and broth products.

All amounts discussed in these Notes to the Consolidated Financial Statements represent continuing operations, unless otherwise noted.

Significant Accounting Policies	12 Months Ended
May 01, 2011
Significant Accounting Policies
Significant Accounting Policies
Note 2.	Significant Accounting Policies

Trade Promotions: Accruals for trade promotions are recorded primarily at the time a product is sold to the customer based on expected levels of performance. Settlement of these liabilities typically occurs in subsequent periods primarily through an authorized process for deductions taken by a customer from amounts otherwise due to the Company. Deductions are offset against related trade promotion accruals. The original estimated costs of trade promotions are reasonably likely to change in the future. Evaluations of the trade promotion liability are performed monthly and adjustments are made where appropriate to reflect changes in the Company's estimates. Trade spending is recorded as a reduction to net sales.

Goodwill and Intangibles with Indefinite Lives: The Company does not amortize goodwill and intangible assets with indefinite lives, but instead tests for impairment at least annually. Additional impairment tests may be performed between annual tests if circumstances indicate that a potential impairment exists. The Company has designated the first day of the fourth fiscal quarter as the annual impairment testing date, at which time the Company engages third-party valuation experts to assist in the valuation of its intangible assets with indefinite lives and reporting units that have goodwill assigned to them.

When conducting the annual impairment test for goodwill, the Company compares the estimated fair value of a reporting unit containing goodwill to its book value. The estimated fair value is computed using two approaches: the income approach, which is the present value of expected cash flows, discounted at a risk-adjusted weighted-average cost of capital; and the market approach, which is based on using market multiples of companies in similar lines of business. If the fair value of the reporting unit is determined to be more than its book value, no goodwill impairment is recognized.

If the fair value of the reporting unit is determined to be less than its book value, actual goodwill impairment, if any, is computed using a second step of the impairment test. The second step requires the fair value of the reporting unit to be allocated to all the assets and liabilities of the reporting unit as if the reporting unit had been acquired in a business combination at the date of the impairment test. The excess of the fair value of the reporting unit over the fair value of assets less liabilities is the implied value of goodwill and is used to determine the amount of impairment.

For intangible assets with indefinite lives, estimated fair value is determined using the relief from royalty method, which is based upon the estimated rent or royalty the Company would pay for the use of a brand name if the Company did not own it and discounted at a risk-adjusted weighted-average cost of capital.

In estimating discounted future cash flows, management uses historical financial information as well as the Company's operating plans and projections, which include assumptions regarding sales trends and profitability, as well as macroeconomic factors. Considerable judgment is necessary in estimating future cash flows, market interest rates, discount rates, and other factors used in the income approach, market approach or relief from royalty method used to value goodwill and intangible assets with indefinite lives. Different assumptions regarding future performance, discount rates or other factors could result in future impairment losses.

Retirement Benefits: The Company sponsors a qualified defined benefit pension plan and several unfunded defined benefit postretirement plans, providing certain medical, dental and life insurance and other benefits to eligible retired, salaried, non-union hourly and union employees. Under the direction of the Company, third-party actuaries utilize statistical and other factors to anticipate future events in calculating an estimate of the expense and liabilities related to these plans. The actuarial reports are used by the Company in estimating the expenses and liabilities related to these plans. The factors utilized by the Company's actuaries include assumptions about the discount rate, expected return on plan assets, the health care cost trend rate, withdrawal and mortality rates and the rate of increase in compensation levels. These assumptions may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter mortality of participants. These differences may impact the amount of retirement benefit expense recorded by the Company in future periods. The funded status of the Company's pension and other postretirement plans is recorded as a liability, and all unrecognized gains or losses, net of tax, are recorded as a component of accumulated other comprehensive income (loss) ("AOCI") within stockholder's equity.

Stock-based Compensation: The Company expenses employee stock option grants and other stock-based compensation over the vesting period, based on the fair value on the date the stock-based compensation was granted.

Cash Equivalents: The Company considers all highly liquid investments with an original maturity date of three months or less to be cash equivalents. The book value reported in the balance sheet for cash equivalents approximates its fair value.

Inventories: The cost of finished products inventories includes raw materials, direct labor, certain freight and warehousing costs and indirect production and overhead costs. Inventories are stated at the lower of cost or market. The Company uses the first-in, first-out ("FIFO") and last-in, first-out ("LIFO") methods to value its inventories. The determination of FIFO or LIFO depends on the production location of the inventories. Each production facility is designated as either a LIFO or FIFO inventory facility. Generally, the Pet Products locations use the FIFO method and the Consumer Products locations use the LIFO method to value inventories. For the LIFO facilities, the Company has established LIFO pools for containers and finished goods inventories.

For fiscal 2010 there was a liquidation of the LIFO layers which resulted in a net decrease to cost of products sold of  $2.0 million. There was no liquidation of the LIFO layers in fiscal 2009.

As the Company manufactures new inventories, new current year costs are developed. The difference between the inventory value based on the current year costs and the inventory value based on historical LIFO costs resulted in a credit balance LIFO reserve of  $42.2 million as of May 2, 2010.

As a result of the Merger, inventory was recorded at its estimated fair value which resulted in the elimination of the LIFO reserve on March 8, 2011.

In accordance with acquisition method of accounting, inventories as of March 8, 2011 were recorded at estimated fair value which exceeded book value by  $103.5 million. Cost of products sold in the accompanying statements of income (loss) for the period March 8, 2011 through May 1, 2011 included noncash charges of  $33.8 million related to the excess of estimated fair value over book value of the inventory sold during this period.

Property, Plant and Equipment and Depreciation: Property, plant and equipment are stated at cost (adjusted to estimated fair value as a result of the Merger) and are depreciated over their estimated useful lives, using the straight-line method. Maintenance and repairs are expensed as incurred. Significant expenditures that increase useful lives are capitalized. The principal estimated useful lives generally are: land improvements—5 to 40 years; buildings and leasehold improvements—10 to 50 years; machinery and equipment—10 to 20 years; and computers and software—3 to 7 years. Depreciation of plant and equipment and leasehold amortization was  $9.5 million,  $70.4 million,  $87.1 million and  $90.8 million (including depreciation and amortization related to discontinued operations) for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively.

The Company's capitalization of software development costs for internal use begins in the application development stage and ends when the asset is placed into service. The Company amortizes such costs using the straight-line method over estimated useful lives. Including costs paid to third-party vendors, the Company capitalized  $1.4 million,  $10.4 million,  $11.2 million and  $15.3 million of software development costs for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively, related to systems supporting the Company's infrastructure.

Included in prepaid expenses and other current assets are certain real properties with a book value of  $0.4 million which the Company has classified as assets held for sale as of May 1, 2011. There were no real properties that met the criteria of assets held for sale as of May 2, 2010.

Long-lived Assets: The Company reviews long-lived assets held and used, intangible assets with finite lives and assets held for sale for impairment whenever events or changes in circumstances indicate that the book value of an asset may not be recoverable. If an evaluation of recoverability was required, the estimated undiscounted future cash flows associated with the asset would be compared to the asset's book value to determine if a write-down was required. If the undiscounted cash flows are less than the book value, an impairment loss is recorded to the extent that the book value exceeds the fair value. If management has committed to a plan to dispose of long-lived assets, the assets to be disposed of are reported at the lower of book value or fair value less estimated costs to sell.

The Company's intangible assets with estimable lives generally have lives ranging between 5 and 25 years and are amortized on a straight-line basis.

Deferred Debt Issuance Costs: The Company capitalizes costs associated with the issuance of debt instruments and amortizes these costs as interest expense over the term of the debt agreements. Amortization expense for deferred charges for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009 was  $3.8 million,  $4.6 million,  $5.7 million and  $6.3 million, respectively (including amortization expense related to discontinued operations). Deferred debt issuance costs are included in other assets in the Consolidated Balance Sheets. In fiscal 2010, the Company wrote off  $8.3 million of debt issuance costs in connection with refinancing activities. Refer to Note 7 for a discussion of the debt issuance costs for the periods March 8, 2011 through May 1, 2011 and May 3, 2010 through March 7, 2011.

Derivative Financial Instruments: The Company uses derivative financial instruments for the purpose of managing risks associated with interest rate, currency, commodity, transportation and other price exposures. The Company does not trade or use instruments with the objective of earning financial gains on interest rate, foreign currency, commodity or other fluctuations alone, nor does it use instruments where there are not underlying exposures. All derivative instruments are recorded in the Consolidated Balance Sheet at fair value.

The Company utilizes hedging instruments whose change in fair value acts as an economic hedge but does not meet the requirements to receive hedge accounting treatment ("Economic Hedge"). For derivatives designated as Economic Hedges, all changes in fair value are reported immediately in other (income) expense. In the past, the Company has utilized, and in the future may again utilize, derivative contracts designated as a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("Cash Flow Hedge"). The effective portion of the change in the fair value of a derivative that was designated as a Cash Flow Hedge was reported in other comprehensive income ("OCI"). The gain or loss included in OCI was subsequently reclassified into net income on the same line in the Consolidated Statements of Income (Loss) as the hedged item in the same period that the hedge transaction affected net income. The ineffective portion of a change in fair value of a Cash Flow Hedge was reported in other (income) expense. The settlement of a cash flow hedging instrument was classified as an operating activity in the Statement of Cash Flows. Subsequent to the Merger, the Company made a policy decision to no longer seek hedge accounting for its derivative contracts, and thus all derivative contracts as of May 1, 2011 were Economic Hedges.

Fair Value of Financial Instruments: The book value of certain of the Company's financial instruments, including cash and cash equivalents, accounts receivable and accounts payable and accrued expenses, approximates fair value due to the relatively short maturity of such instruments. The book value of the Company's floating rate debt instruments approximates fair value. The following table provides the book value and fair value of the Company's fixed rate notes (in millions):

	Successor		Predecessor
	May 1, 2011		May 2, 2010
	Book value	Fair value	Book value	Fair value
6 3/4% Senior Subordinated Notes	N/A	N/A	$250.0	$257.8
7 1/2% Senior Subordinated Notes	N/A	N/A	$450.0	$474.8
7.625% Senior Notes	$1,300.0	$1,332.5	N/A	N/A

Fair values were estimated based on quoted market prices from the trading desk of a nationally recognized investment bank.

Income Taxes: The Company accounts for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values of existing assets and liabilities and their respective tax bases, and for tax losses and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. An uncertain tax position is recognized if it is determined that it is more likely than not to be sustained upon examination. The tax position is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Company will file a consolidated return with Parent. The Company allocates current and deferred taxes to each member as if it were a separate taxpayer.

Asset Retirement Obligations: Asset retirement obligations generally apply to legal obligations associated with the retirement of a tangible long-lived asset that result from the acquisition, construction or development and the normal operation of a long-lived asset. The Company assesses asset retirement obligations on a periodic basis. If a reasonable estimate of fair value can be made, the fair value of a liability for an asset retirement obligation is recognized in the period in which it is incurred or a change in estimate occurs. Associated asset retirement costs are capitalized as part of the book value of the long-lived asset. Over time, the liability increases, reflecting the accretion of the obligation from its present value to the amount the Company will pay to extinguish the liability and the capitalized asset retirement costs are depreciated over the useful lives of the related assets. As of May 1, 2011 and May 2, 2010, the asset retirement obligation totaled  $7.4 million and  $7.5 million, respectively. In addition, certain of the Company's production facilities contain asbestos that would have to be removed if such facilities were to be demolished or undergo a major renovation and certain of the Company's production facilities utilize wastewater ponds that would require closure activities should the ponds' use be discontinued. The Company cannot reasonably estimate the fair value of the liability for asbestos removal or wastewater pond closure at its production facilities and accordingly has not recorded an asset retirement obligation for these matters.

Environmental Remediation: The Company accrues for losses associated with environmental remediation obligations when such losses are probable and the amounts of such losses are reasonably estimable. Accruals for estimated losses from environmental remediation obligations are recognized no later than the completion of the remedial feasibility study. Such accruals are adjusted as further information develops or circumstances change.

Comprehensive Income (Loss): Comprehensive income (loss) is comprised of net income (loss) and OCI. OCI is comprised of pension and other postretirement employee benefit adjustments, net of tax, currency translation adjustments and (prior to the Merger) net unrealized gains or losses on cash flow hedging instruments, net of tax. As of the Merger date, all AOCI accounts were reset to zero.

The components of AOCI, as shown in the Consolidated Balance Sheets, are as follows (in millions):

	Successor	Predecessor
	May 1, 2011	May 2, 2010
Currency translation adjustments	$0.4	$(5.8)
Pension and other postretirement employee benefit adjustments	5.1	(57.9)
Gain on cash flow hedging instruments	—	3.9

Total accumulated other comprehensive income (loss)	$5.5	$(59.8)

Revenue Recognition: The Company recognizes revenue from sales of products, and related costs of products sold, where persuasive evidence of an arrangement exists, delivery has occurred, the seller's price is fixed or determinable and collectability is reasonably assured. This generally occurs when the customer receives the product or at the time title passes to the customer. Customers generally do not have the right to return product unless damaged or defective. Net sales is comprised of gross sales reduced by customer returns, consumer promotion costs relating to coupon redemption, trade promotions, performance allowances, customer pick-up allowances and discounts.

Concentration of Credit Risk: A relatively limited number of customers account for a large percentage of the Company's total sales. For the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, one customer accounted for approximately 32%, 34%, 35% and 34% of the Company's list sales, which approximates gross sales, respectively. This customer accounted for approximately 35% and 37% of trade accounts receivable as of May 1, 2011 and May 2, 2010, respectively. This customer is also the most significant customer of each of the Company's segments. The top ten customers represented approximately 61%, 63%, 63% and 62% of the Company's list sales for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively. The Company closely monitors the credit risk associated with its customers.

Coupon Redemption: Coupon redemption costs are accrued in the period in which the coupons are offered, based on estimates of redemption rates that are developed by management. Management estimates are based on recommendations from independent coupon redemption clearing-houses as well as historical information. Should actual redemption rates vary from amounts estimated, adjustments to accruals may be required. Coupon redemption costs are recorded as a reduction to sales.

Cost of Products Sold: Cost of products sold represents expenses incurred that are directly connected with bringing the products to a salable condition. These costs include raw material, packaging, labor, certain transportation and warehousing costs as well as overhead expenses.

Foreign Currency Translation: For the Company's operations in countries where the functional currency is other than the U.S. dollar, revenue and expense accounts are translated at the average exchange rates during the period, and balance sheet items are translated at period-end exchange rates. Translation adjustments arising from the use of differing exchange rates from period to period are included in AOCI, a component of stockholder's equity. Gains and losses from foreign currency transactions (transactions denominated in a currency other than the functional currency) are included in earnings. Based upon the three-year cumulative inflation rate, the Company began treating Venezuela as a highly inflationary economy effective with the beginning of the fourth quarter of fiscal 2010. Accordingly, the functional currency for the Company's Venezuelan subsidiary is the U.S. dollar and beginning in the fourth quarter of fiscal 2010 the impact of Venezuelan currency fluctuations is recorded in earnings.

Advertising Expense: All costs associated with advertising are generally expensed as incurred. Marketing expense, which includes advertising expenses, was  $22.0 million,  $118.2 million,  $216.8 million and  $140.6 million for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively, and is included in selling, general and administrative expenses.

Research and Development: Research and development costs are included as a component of selling, general and administrative expenses. Research and development costs were  $5.1 million,  $25.1 million,  $26.8 million and  $23.7 million for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively.

Principles of Consolidation: The consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated upon consolidation. The Company accounts for its investments in joint ventures under the equity method of accounting, under which the investment in the joint venture is adjusted for the Company's share of the profit or loss of the joint venture.

Use of Estimates: The preparation of the financial statements, in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Merger	12 Months Ended
May 01, 2011
Merger
Merger
Note 3.	Merger

On March 8, 2011, DMFC was acquired by an investor group led by funds affiliated with KKR, Vestar and Centerview. Under the terms of the merger agreement, DMFC's stockholders received  $19.00 per share in cash. The acquisition was effected by the merger of Blue Sub with and into DMFC, with DMFC being the surviving corporation. As a result of the Merger, DMFC became a wholly-owned subsidiary of Parent. DMFC stockholders approved the transaction on March 7, 2011. DMFC's common stock ceased trading on the New York Stock Exchange before the opening of the market on March 9, 2011.

The aggregate purchase price was approximately  $4.0 billion and was funded primarily through debt financings as described further in Note 7 and equity contributions from affiliates of KKR, Vestar, Centerview and other equity investors.

On January 19, 2011, Blue Sub launched tender offers and consent solicitations for any and all of DMC's  $250.0 million aggregate principal amount of 6 3/4% Senior Subordinated Notes due 2015 (the "6 3/4% Notes") and  $450.0 million aggregate principal amount of 7 1/2% Senior Subordinated Notes due 2019 (the "7 1/2% Notes"). The tender offers expired on March 8, 2011 and the Company redeemed the untendered 6 3/4% Notes and 7 1/2% Notes on April 8, 2011.

The Merger was accounted for under the acquisition method of accounting. Accordingly, the effect of the Merger has been included in the Company's Consolidated Statement of Income (Loss) subsequent to the Merger, and the respective assets and liabilities have been recorded at their estimated fair values in the Company's Consolidated Balance Sheet as of the Merger, with the excess purchase price recorded as goodwill. Goodwill of  $2,124.0 million is not expected to be deductible for tax purposes.

The following table sets forth the initial allocation of purchase price with respect to the Merger (in millions):

Assets acquired:
Cash and cash equivalents	$147.6
Trade accounts receivable	224.6
Inventories	915.8
Prepaid expenses and other current assets	93.6
Property, plant and equipment	694.7
Goodwill	2,124.0
Intangible assets	2,835.7
Other assets	16.9

Fair value of assets acquired	7,052.9

Liabilities assumed:
Accounts payable and accrued expenses	454.8
Deferred tax liabilities	974.2
Other non-current liabilities	1,584.2

Fair value of liabilities assumed	3,013.2

Purchase price	$4,039.7

As a result of the allocation of the purchase price to the fair value of assets acquired and liabilities assumed, the book value of intangible assets, consisting of trademarks and customer relationships, increased by  $1,679.0 million. Trademarks were valued using the relief from royalty method, which is based upon the estimated rent or royalty the Company would pay for the use of a brand name if it did not own it. Customer relationships were valued using the multi-period excess earnings method, which is a specific application of the discounted cash flow method that values an intangible asset based upon the present value of the incremental after-tax cash flows attributable to the intangible asset after deducting contributory asset charges. See Note 6 for further information regarding the Company's intangible assets.

The Company expects the purchase price allocation to be modified in future periods, primarily with respect to contingencies, goodwill and deferred income taxes.

Fees and expenses related to the Merger were  $82.8 million for the period from March 8, 2011 through May 1, 2011, primarily consisting of deal fees, financial advisory fees and legal and other professional services fees. Fees and expenses related to the Merger were  $68.8 million for the period from May 3, 2010 through March 7, 2011, primarily consisting of accelerated stock compensation expense, investment banking fees and legal fees. Fees and expenses related to the Merger (whether paid or accrued) are included in the Consolidated Statements of Income (Loss) for the respective periods.

Pro forma Results

The following unaudited pro forma consolidated results of operations have been prepared as if the Merger had occurred on May 4, 2009. The selected unaudited pro forma consolidated results of operations presented have primarily been adjusted for the estimated changes in depreciation and amortization expense on property, plant and equipment and intangible assets and for changes in interest expense resulting from changes in the Company's capital structure. Income taxes have also been adjusted to reflect an estimated annual effective tax rate. Transaction and related costs are not included in the unaudited pro forma results. The unaudited pro forma information should not be relied upon as necessarily being indicative of the historical results that would have been obtained if the Merger had actually occurred on that date, nor of the results that may be obtained in the future.

	Fiscal 2011	Fiscal 2010
	(in millions, unaudited)
Net sales	$3,666.1	$3,739.8
Income from continuing operations	$151.6	$135.0

Discontinued Operations	12 Months Ended
May 01, 2011
Discontinued Operations
Discontinued Operations
Note 4.	Discontinued Operations

As described in Note 1, on October 6, 2008 Del Monte completed the divestiture of the StarKist Seafood Business. As a result of the sale, the Company recognized a gain of  $42.6 million, included in income from discontinued operations, and taxes of  $12.8 million included in provision for income taxes from discontinued operations. At the time of sale, Del Monte entered into a two-year Operating Services Agreement (which was completed in September 2010) pursuant to which the Company provided operational services to Starkist Co. such as warehousing, distribution, transportation, sales, information technology and administration. Del Monte concluded that the continuing cash flows related to the Operating Services Agreement were not direct cash flows because such cash flows were not significant to the StarKist Seafood Business; accordingly, the operating results of the StarKist Seafood Business are appropriately reported as discontinued operations.

Star-Kist Samoa, Inc., which merged with and into Acquisition Sub in connection with the sale of the StarKist Seafood Business as described in Note 1, was party to a 10-year supply agreement with Tri-Marine International, Inc. ("Tri-Marine") to purchase annual quantities of raw tuna from various vessels owned by or contracted to Tri-Marine. Total purchases by the Company under this agreement were approximately  $72.8 million for fiscal 2009 (for the period prior to the sale).

Additionally, in connection with the sale of the StarKist Seafood Business, DMC entered into a Bifurcation and Partial Assignment and Assumption Agreement with Impress Group, B.V. ("Impress") and Starkist Co. to bifurcate and assign to Starkist Co. specified rights and obligations under the Amended and Restated Supply Agreement between Impress and DMC dated as of January 23, 2008 (the "Supply Agreement"). Total purchases by the Company under the bifurcated and assigned portion of the Supply Agreement (including under its predecessor agreement) were approximately  $22.7 million for fiscal 2009 (for the period prior to the sale).

Net sales from discontinued operations were  $0.0 million,  $0.0 million,  $2.0 million and  $283.9 million for the periods March 8, 2011 through May 1, 2011, May 3, 2011 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively. Net sales from discontinued operations for fiscal 2010 were primarily related to changes in estimates as the Company performed the wind-down of the StarKist Seafood Business.

In October 2008, the Company applied  $305.0 million from the divestiture of the StarKist Seafood Business toward the reduction of term loans. The interest expense allocated to discontinued operations represents the portion of total interest expense related to the debt repaid.

Supplemental Financial Statement Information	12 Months Ended
May 01, 2011
Supplemental Financial Statement Information
Supplemental Financial Statement Information
Note 5.	Supplemental Financial Statement Information

	Successor	Predecessor
	May 1, 2011	May 2, 2010
	(in millions)	(in millions)
Trade accounts receivable:
Trade	$201.5	$187.3
Allowance for doubtful accounts	—	(0.3)

Total	$201.5	$187.0

Inventories:
Finished products	$613.4	$616.8
Raw materials and in-process materials	44.3	43.5
Packaging materials and other	109.2	108.3
LIFO reserve	—	(42.2)

Total	$766.9	$726.4

Prepaid expenses and other current assets:
Prepaid expenses	$71.4	$85.0
Other current assets	94.0	43.5

Total	$165.4	$128.5

Property, plant and equipment, net:
Land and land improvements	$44.9	$33.9
Buildings and leasehold improvements	242.3	304.7
Machinery and equipment	363.0	784.4
Computers and software	36.4	112.9
Construction in progress	55.0	50.9

	741.6	1,286.8
Accumulated depreciation	(9.9)	(628.0)

Total	$731.7	$658.8

Accounts payable and accrued expenses:
Accounts payable—trade	$157.3	$172.1
Marketing and advertising	70.4	84.2
Accrued payroll and related costs	51.1	57.3
Accrued interest	30.1	5.6
Income tax payable	0.5	0.5
Current portion of pension liability	29.7	44.5
Other current liabilities	147.6	105.3

Total	$486.7	$469.5

Other non-current liabilities:
Accrued postretirement benefits	$142.7	$137.3
Pension liability	18.6	38.1
Other non-current liabilities	99.2	84.8

Total	$260.5	$260.2

	Successor	Predecessor
	March 8, 2011 through May 1, 2011	May 3, 2010 through March 7, 2011	Fiscal 2010	Fiscal 2009
	(in millions)	(in millions)
Allowance for doubtful accounts rollforward:
Allowance for doubtful accounts at beginning of period	$—	$(0.3)	$(0.2)	$(0.1)
Additions: charged to costs and expenses	—	—	(0.1)	(0.1)
Deductions: write-offs or reversals	—	0.1	—	—

Allowance for doubtful accounts at end of period	$—	$(0.2)	$(0.3)	$(0.2)

Goodwill And Intangible Assets	12 Months Ended
	Jul. 31, 2011	May 01, 2011
Goodwill And Intangible Assets
Goodwill And Intangible Assets

Note 5. Goodwill and Intangible Assets

The following table presents the Company's goodwill and intangible assets (in millions):

	Successor	Successor
	July 31, 2011	May 1, 2011
Goodwill	$2,140.0	$2,124.0

Non-amortizable intangible assets:
Trademarks	$1,871.6	$1,871.6

Amortizable intangible assets:
Trademarks	82.3	82.3
Customer relationships	876.7	881.8

	959.0	964.1
Accumulated amortization	(19.2)	(7.0)

Amortizable intangible assets, net	939.8	957.1

Intangible assets, net	$2,811.4	$2,828.7

As of July 31, 2011, the Company's goodwill was comprised of  $1,995.1 million related to the Pet Products segment and  $144.9 million related to the Consumer Products segment. As of May 1, 2011, the Company's goodwill was comprised of  $1,980.2 million related to the Pet Products segment and  $143.8 million related to the Consumer Products segment.

Amortization expense for the three months ended July 31, 2011 and August 1, 2010 was  $12.2 million and  $1.3 million, respectively. The Company expects to recognize  $36.8 million of amortization expense during the remainder of fiscal 2012. The following table presents expected amortization of intangible assets as of July 31, 2011, for each of the five succeeding fiscal years (in millions):

2013	$49.0
2014	48.8
2015	48.8
2016	48.6
2017	48.2

Note 6.	Goodwill and Intangible Assets

The following table presents the Company's goodwill and intangible assets (in millions):

	Successor	Predecessor
	May 1, 2011	May 2, 2010
Goodwill	$2,124.0	$1,337.7

Non-amortizable intangible assets:
Trademarks	$1,871.6	$1,060.5
Amortizable intangible assets:
Trademarks	82.3	40.7
Customer relationships	881.8	89.0
Other	—	11.0

	964.1	140.7
Accumulated amortization	(7.0)	(38.8)

Amortizable intangible assets, net	957.1	101.9

Intangible assets, net	$2,828.7	$1,162.4

As of May 1, 2011, the Company's goodwill was comprised of  $1,980.2 million related to the Pet Products segment and  $143.8 million related to the Consumer Products segment. As of May 2, 2010, the Company's goodwill was comprised of  $1,187.5 million related to the Pet Products segment and  $150.2 million related to the Consumer Products segment.

During the second quarter of fiscal 2010, the Company recognized an impairment charge of  $3.0 million related to one of its Pet Products non-amortizable intangible assets and moved this brand from non-amortizable intangible assets to amortizable intangible assets. This impairment charge is included in selling, general and administrative expenses in the Consolidated Statements of Income (Loss) for the year ended May 2, 2010.

Amortization expense for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009 was  $7.0 million,  $5.7 million,  $6.1 million and  $7.8 million, respectively. The following table presents expected amortization of intangible assets as of May 1, 2011, for each of the five succeeding fiscal years (in millions):

2012	$49.3
2013	49.2
2014	49.1
2015	49.0
2016	48.9

As of May 1, 2011, the weighted-average life of the Company's amortizable intangible assets was 19.9 years.

Short-Term Borrowings And Long-Term Debt	12 Months Ended
	Jul. 31, 2011	May 01, 2011
Short-Term Borrowings And Long-Term Debt
Short-Term Borrowings And Long-Term Debt

Note 7. Short-Term Borrowings and Long-Term Debt

The Company's debt consists of the following, as of the dates indicated (in millions):

	Successor	Successor
	July 31, 2011	May 1, 2011
Short-term borrowings:
Revolver	$—	$—
Other	4.0	8.6

Total short-term borrowings	$4.0	$8.6

Long-term debt:
Term B Loans	2,700.0	2,700.0
7.625% Senior Notes	1,300.0	1,300.0

	4,000.0	4,000.0
Less unamortized discount	6.4	6.6
Less current portion	27.0	20.3

Total long-term debt	$3,966.6	$3,973.1

During the three months ended July 31, 2011, the Company did not borrow or repay any amount under its senior secured asset-based revolving facility ("ABL Facility"). As of July 31, 2011, there were no loans outstanding under the ABL Facility, the amount of letters of credit issued under the ABL Facility was  $38.2 million and the net availability under the ABL Facility was  $521.9 million. The Company is required to pay a commitment fee at an initial rate of 0.500% per annum in respect of the unutilized commitments thereunder. The commitment fee rate may be reduced to 0.375% depending on the amount of excess availability under the ABL Facility. The Company must also pay customary letter of credit fees and fronting fees for each letter of credit issued.

As of July 31, 2011 and May 1, 2011 the fair values of the Company's 7.625% Senior Notes were  $1,335.8 million and  $1,332.5 million, respectively. The book value of the Company's floating rate debt instruments approximates fair value.

Maturities

The Company is scheduled to pay  $20.2 million of its long-term debt during the remainder of fiscal 2012. As of July 31, 2011, scheduled maturities of long-term debt for each of the five succeeding fiscal years (representing debt under the Term B Loans and 7.625% Senior Notes) are as follows (in millions) [1]:

2013	$27.0
2014	27.0
2015	27.0
2016	27.0
2017	27.0
Thereafter	3,844.8

1	Does not include any excess cash flow or other principal prepayments that may be required under the terms of the Senior Secured Term Loan Agreement, as described in the 2011 Annual Report.

Restrictive and Financial Covenants

The Senior Secured Term Loan Credit Facility, ABL Facility and the indenture related to the 7.625% Senior Notes contain restrictive covenants that limit the Company's ability and the ability of its subsidiaries to take certain actions. See Note 6 of the 2011 Annual Report for additional information regarding the covenants.

Note 7.	Short-Term Borrowings and Long-Term Debt

The Company's debt consists of the following, as of the dates indicated (in millions):

	Successor	Predecessor
	May 1, 2011	May 2, 2010
Short-term borrowings:
Revolver	$—	$—
Other	8.6	5.6

	$8.6	$5.6

Long-term debt:
Term A Loan	$—	$592.5
Term B Loan	2,700.0	—

Total Term Loans	2,700.0	592.5

6 3/4% Senior Subordinated Notes	—	250.0
7 1/2% Senior Subordinated Notes	—	450.0
7.625% Senior Notes	1,300.0	—

	4,000.0	1,292.5
Less unamortized discount [1]	6.6	7.3
Less current portion	20.3	30.0

	$3,973.1	$1,255.2

1	Unamortized discount on the Term B Loan as was $6.6 million as of May 1, 2011 and $7.3 million on the 7 1/2% Senior Subordinated Notes as of May 2, 2010.

Senior Secured Term Loan Credit Agreement

On March 8, 2011, in connection with the Merger, DMFC entered into a new senior secured term loan credit agreement (the "Senior Secured Term Loan Credit Agreement") with the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents named therein, that provides for a  $2,700.0 million senior secured term loan B facility (with all related loan documents, and as amended from time to time, the "Term Loan Facility") with a term of seven years. As discussed in Note 1, on April 26, 2011, DMFC merged with and into DMC and DMC assumed all of the obligations of DMFC under the Term Loan Facility.

Interest Rates. Loans under the Term Loan Facility bear interest at a rate equal to an applicable margin, plus, at the Company's option, either (i) a LIBOR rate (with a floor of 1.50%) or (ii) a base rate (with a floor of 2.50%) equal to the highest of (a) the federal funds rate plus 0.50%, (b) JPMorgan Chase Bank, N.A.'s "prime rate" and (c) the one-month LIBOR rate plus 1.00%. The applicable margin with respect to LIBOR borrowings is 3.00% and with respect to base rate borrowings is 2.00%. See Note 8 for a discussion of the Company's interest rate swaps.

Principal Payments. The Term Loan Facility requires quarterly scheduled principal payments of 0.25% of the outstanding principal (which is currently  $6.75 million) per quarter from September 30, 2011 to December 31, 2017. The balance is due in full on the maturity date of March 8, 2018. Scheduled principal payments with respect to the Term Loan Facility are subject to reduction on a pro rata basis upon mandatory and voluntary prepayments on terms and conditions set forth in the Senior Secured Term Loan Credit Agreement. As of May 1, 2011, the amount of outstanding loans under the Term Loan Facility was  $2,700.0 million and the interest rate payable was 4.62%.

The Senior Secured Term Loan Credit Agreement also requires the Company to prepay outstanding loans under the Term Loan Facility, subject to certain exceptions, with, among other things:

•

Commencing with the Company's fiscal year ending April 29, 2012, 50% (which percentage will be reduced to 25% if the Company's leverage ratio is 5.5x or less and to 0% if the Company's leverage ratio is 4.5x or less) of the Company's annual excess cash flow, as defined in the Senior Secured Term Loan Credit Agreement;

•	100% of the net cash proceeds of certain casualty events;

•	100% of the net cash proceeds of all non-ordinary course asset sales or other dispositions of property of the Company, subject to the Company's right to reinvest the proceeds; and

•	100% of the net cash proceeds of any incurrence of debt, other than proceeds from the debt permitted under the Senior Secured Term Loan Credit Agreement.

Ability to Incur Additional Indebtedness. The Company has the right to request an additional  $500.0 million plus an additional amount of secured indebtedness under the Term Loan Facility. Lenders under this facility are under no obligation to provide any such additional loans, and any such borrowings will be subject to customary conditions precedent, including satisfaction of a prescribed leverage ratio, subject to the identification of willing lenders and other customary conditions precedent.

Senior Secured Asset-Based Revolving Facility

On March 8, 2011, in connection with the Merger, DMFC entered into a credit agreement (the "Senior Secured Asset-Based Revolving Credit Agreement") with Bank of America, N.A., as administrative agent, and the other lender and agent parties thereto, that provides for senior secured financing of up to  $750.0 million (with all related loan documents, and as amended from time to time, the "ABL Facility") with a term of five years. As discussed in Note 1, on April 26, 2011, DMFC merged with and into DMC, and DMC, which was already a borrower under the Senior Secured Asset-Based Revolving Credit Agreement, assumed all of the obligations of DMFC under the ABL Facility.

Interest Rates. Borrowings under the ABL Facility bear interest at an initial interest rate equal to an applicable margin, plus, at the Company's option, either (i) a LIBOR rate, or (ii) a base rate equal to the highest of (a) the federal funds rate plus 0.50%, (b) Bank of America, N.A.'s "prime rate" and (c) the one-month LIBOR rate plus 1.00%. The applicable margin with respect to LIBOR borrowings will initially be 2.25% (and may decrease to 2.00% or increase to 2.50% depending on average excess availability) and with respect to base rate borrowings will initially be 1.25% (and may decrease to 1.00% or increase to 1.50% depending on average excess availability).

Commitment Fees. In addition to paying interest on outstanding principal under the ABL Facility, the Company is required to pay a commitment fee at an initial rate of 0.500% per annum in respect of the unutilized commitments thereunder. The commitment fee rate may be reduced to 0.375% depending on the amount of excess availability under the ABL Facility. The Company must also pay customary letter of credit fees and fronting fees for each letter of credit issued.

Availability under the ABL Facility. Availability under the ABL Facility is subject to a borrowing base. The borrowing base, determined at the time of calculation, is an amount equal to: (a) 85% of eligible accounts receivable and (b) the lesser of (1) 75% of the book value of eligible inventory and (2) 85% of the net orderly liquidation value of eligible inventory, of the borrowers under the facility at such time, less customary reserves. The ABL Facility will mature, and the commitments thereunder will terminate, on March 8, 2016. As of May 1, 2011, there were no loans outstanding under the ABL Facility, the amount of letters of credit issued under the ABL Facility was  $35.3 million and the net availability under the ABL Facility was  $506.2 million.

The ABL Facility includes a sub-limit for letters of credit and for borrowings on same-day notice, referred to as "swingline loans." No new letters of credit were issued under the ABL Facility on March 8, 2011 but certain letters of credit outstanding under a prior credit facility were deemed to be outstanding under the ABL Facility. The Company is the lead borrower under the ABL Facility and other domestic subsidiaries of the Company may be designated as borrowers on a joint and several basis.

Ability to Incur Additional Indebtedness. The commitments under the ABL Facility may be increased, subject only to the consent of the new or existing lenders providing such increases, such that the aggregate principal amount of commitments does not exceed  $1.0 billion. The lenders under this facility are under no obligation to provide any such additional commitments, and any increase in commitments will be subject to customary conditions precedent. Notwithstanding any such increase in the facility size, the Company's ability to borrow under the facility will remain limited at all times by the borrowing base (to the extent the borrowing base is less than the commitments).

Guarantee of Obligations under the Senior Secured Term Loan Credit Agreement and Senior Secured Asset-Based Revolving Credit Agreement.

All obligations of the Company under the Senior Secured Term Loan Credit Agreement and Senior Secured Asset-Based Revolving Credit Agreement are unconditionally guaranteed by Parent and by substantially all existing and future, direct and indirect, wholly-owned material restricted domestic subsidiaries of the Company, subject to certain exceptions. Currently, there are no guarantor subsidiaries under any of the Company's debt agreements.

Senior Notes Due 2019

On February 16, 2011, Blue Sub consummated a private placement offering of senior notes due February 16, 2019 with an aggregate principal amount of  $1,300.0 million and a stated interest rate of 7.625% (the "7.625% Notes"). Upon consummation of the Merger, DMFC assumed Blue Sub's obligations under the 7.625% Notes and related indenture (the indenture hereinafter referred to as the "Senior Notes Indenture"). As discussed in Note 1, on April 26, 2011, DMFC merged with and into DMC, and DMC, which was already a guarantor under the Senior Notes Indenture, assumed all of the obligations of DMFC under the Senior Notes Indenture and all related documents.

Interest Rate. Interest on the 7.625% Notes is payable semi-annually on February 15 and August 15 of each year commencing August 15, 2011.

Guarantee. The 7.625% Notes are fully and unconditionally guaranteed by each of the Company's existing and future domestic restricted subsidiaries that guarantee its obligations under the Term Loan Facility and ABL Facility.

Redemption Rights. Prior to February 15, 2014, the Company has the option of redeeming (a) all or a part of the 7.625% Notes at 100% of the principal amount plus a "make whole" premium, or, using the proceeds from certain equity offerings and subject to certain conditions, (b) up to 35% of the then-outstanding 7.625% Notes at a premium of 107.625% of the aggregate principal amount and a special interest payment. Beginning on February 15, 2014, the Company may redeem all or a part of the 7.625% Notes at a premium ranging from 103.813% to 101.906% of the aggregate principal amount. Finally, beginning on February 15, 2016, the Company may redeem all or a part of the 7.625% Notes at face value. Any redemption as described above is subject to the concurrent payment of accrued and unpaid interest, if any, upon redemption.

Registration Obligations. Pursuant to the terms of a registration rights agreement, the Company is obligated, among other things, to use its commercially reasonable efforts to file and cause to become effective an exchange offer registration statement with the Securities and Exchange Commission ("SEC") with respect to a registered offer (the "Exchange Offer") to exchange the 7.625% Notes for freely tradable notes having substantially identical terms as the 7.625% Notes. Under certain circumstances, in lieu of a registered exchange offer, the Company is obligated to file a shelf registration statement with the SEC with respect to the resale of the 7.625% Notes. In the event that the Exchange Offer is not consummated (or, as applicable the shelf registration statement is not declared effective) on or prior to the 365th day from the issue date of the 7.625% Notes, the annual interest rate borne by the 7.625% Notes will be increased by 0.25%. The annual interest rate on the 7.625% Notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 1.0% per year over the applicable interest rate described above. If the registration default is corrected, the applicable interest rate on such 7.625% Notes will revert to the original level.

Security Interests. Indebtedness under the Term Loan Facility is generally secured by a first priority lien on substantially all of the Company's assets, and by a second priority lien with respect to inventories and accounts receivable. The ABL Facility is generally secured by a first priority lien on the Company's inventories and accounts receivable and a second priority lien on substantially all of the Company's other assets. The 7.625% Notes are the Company's senior unsecured obligations and rank senior in right of payment to the existing and future indebtedness and other obligations that expressly provide for their subordination to the 7.625% Notes; rank equally in right of payment to all of the existing and future unsecured indebtedness; are effectively subordinated to all of the existing and future secured debt (including obligations under the Term Loan Facility and ABL Facility described above) to the extent of the value of the collateral securing such debt; and are structurally subordinated to all existing and future liabilities, including trade payables, of the non-guarantor subsidiaries, to the extent of the assets of those subsidiaries.

Prior Credit Facility

The Company's prior credit facility consisted of a  $500.0 million five-year revolving credit facility (the "Revolver") that was scheduled to mature on January 30, 2015 and a  $600.0 million five-year Term A facility (the "Term A Facility") that was scheduled to mature on January 30, 2015 (the "Prior Credit Facility"). The Revolver included a letter of credit subfacility of  $150.0 million. The interest rate spread for the Revolver and the Term A Facility was adjusted periodically based on the total debt ratio and was a maximum of 2.75% over the Eurodollar rate or 1.75% over the base rate. To maintain availability of funds under the Revolver, the Company paid a 0.50% commitment fee on the unused portion of the revolving credit facility. The commitment fee had been reduced to 0.375% prior to the termination of the credit facility. The Company borrowed  $491.6 million under the Revolver, and repaid a total of  $491.6 million for the period May 3, 2010 through March 7, 2011. On March 8, 2011, in connection with the Merger, the Company repaid in full all outstanding loans together with interest and all other amounts due under the Prior Credit Facility and terminated the Prior Credit Facility.

Tender Offer for Senior Subordinated Notes

In connection with the Merger, Blue Sub commenced a cash tender offer for the outstanding 6 3/4% Notes and the outstanding 7 1/2% Notes. Upon consummation of the Merger, DMFC assumed Blue Sub's obligations in connection with the tender offer. Pursuant to the tender offer,  $241.6 million aggregate principal amount of the 6 3/4% Notes and  $447.9 million aggregate principal amount of the 7 1/2% Notes were purchased. Aggregate principal amounts of  $8.4 million for the 6 3/4% Notes and  $2.1 million for the 7 1/2% Notes were not tendered and remained outstanding until April 8, 2011, when DMC redeemed them.

Deferred Debt Issuance and Debt Extinguishment Costs

In connection with entering into the Senior Secured Term Loan Credit Agreement, the Senior Secured Asset-Based Revolving Credit Agreement and the Senior Notes Indenture, the Company capitalized  $164.2 million of deferred debt issuance costs; these costs will be amortized as interest expense over the term of the related debt instrument. In connection with the tender offers for the 6 3/4% Notes and 7 1/2% Notes, the Company recognized  $15.8 million of expense (included in other (income) expense for the Successor period) which represents the excess cash consideration paid in connection with the tender offers and redemption of the remaining senior subordinated notes over the fair value of the senior subordinated notes as of the Merger date. In addition, in accordance with the acquisition method of accounting described in Note 3, outstanding debt immediately prior to the Merger was recorded on the opening balance sheet for the Successor period at fair value. Because the Company adjusted the book value of the Prior Credit Facility and senior subordinated notes to fair value,  $25.2 million of deferred financing costs and  $94.2 million of deferred debt issuance costs (including tender offer premiums) were reflected as a fair value adjustment rather than being written off by the Company.

Maturities

As of May 1, 2011, scheduled maturities of long-term debt for each of the five succeeding fiscal years (representing debt under the Term Loans and 7.625% Notes) are as follows (in millions) [1]:

2012	$20.3
2013	27.0
2014	27.0
2015	27.0
2016	27.0
Thereafter	3,871.7

1	Does not include any excess cash flow or other principal prepayments that may be required under the terms of the Senior Secured Term Loan Credit Agreement, as described above.

Restrictive and Financial Covenants

The Term Loan Facility, ABL Facility and the Senior Notes Indenture contain restrictive covenants that limit the Company's ability and the ability of its subsidiaries to take certain actions.

Term Loan Facility and ABL Facility Restrictive Covenants. The restrictive covenants in the Senior Secured Term Loan Credit Agreement and the Senior Secured Asset-Based Revolving Credit Agreement include covenants limiting the Company's ability, and the ability of its restricted subsidiaries, to incur additional indebtedness, create liens, engage in mergers or consolidations, sell or transfer assets, pay dividends and distributions or repurchase its capital stock, make investments, loans or advances, prepay certain indebtedness, engage in certain transactions with affiliates, amend agreements governing certain subordinated indebtedness adverse to the lenders, and change its lines of business.

Senior Notes Indenture Restrictive Covenants. The restrictive covenants in the Senior Notes Indenture include covenants limiting the Company's ability to, among other things, pay dividends or make other payments, incur additional debt, issue stock, create certain liens or encumbrances, enter into transactions with affiliates, sell, lease or transfer substantially all of its assets and to allow its restricted subsidiaries to make payments to DMC or incur indebtedness.

Financial Maintenance Covenants. The Term Loan Facility, ABL Facility and Senior Notes Indenture generally do not require that the Company comply with financial maintenance covenants. The ABL Facility, however, contains a financial covenant that applies if availability under the ABL Facility falls below a certain level.

Effect of Restrictive and Financial Covenants. The restrictive and financial covenants in the Senior Secured Term Loan Credit Agreement, the Senior Secured Asset-Based Revolving Credit Agreement and Senior Notes Indenture may adversely affect the Company's ability to finance its future operations or capital needs or engage in other business activities that may be in its interest, such as acquisitions.

Supplemental Disclosure of Cash Flow Information

The Company made cash interest payments of  $25.8 million,  $51.5 million,  $98.4 million and  $111.0 million for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively. Cash interest paid during the periods March 8, 2011 through May 1, 2011 and May 3, 2010 through March 7, 2011 does not include costs related to the tender offers for the 6 3/4% Notes and 7 1/2% Notes and redemption of the remaining 6 3/4% Notes and 7 1/2% Notes. Cash interest paid in fiscal 2010 does not include cash costs paid in connection with entering into the Prior Credit Facility, refinancing the credit facility that existed before the Prior Credit Facility, the issuance of the 7 1/2% Notes or the tender offer for previously outstanding 8 5/8% senior subordinated notes due 2012, which are included in interest expense in the Consolidated Statements of Income (Loss).

Derivative Financial Instruments	12 Months Ended
	Jul. 31, 2011	May 01, 2011
Derivative Financial Instruments
Derivative Financial Instruments

Note 8. Derivative Financial Instruments

The Company uses interest rate swaps, commodity swaps, futures, option and swaption (an option on a swap) contracts as well as forward foreign currency contracts to hedge market risks relating to possible adverse changes in interest rates, commodity, transportation and other prices and foreign currency exchange rates. As of July 31, 2011 all of the Company's derivative contracts were economic hedges.

Interest Rates: The Company's debt primarily consists of floating rate term loans and fixed rate notes. The Company also uses its floating rate revolver to fund seasonal working capital needs and other uses of cash. Interest expense on the Company's floating rate debt is typically calculated based on a fixed spread over a reference rate, such as LIBOR (also known as the Eurodollar rate). Therefore, fluctuations in market interest rates will cause interest expense increases or decreases on a given amount of floating rate debt.

The Company from time to time manages a portion of its interest rate risk related to floating rate debt by entering into interest rate swaps in which the Company receives floating rate payments and makes fixed rate payments. On April 12, 2011, DMFC entered into interest rate swaps with a total notional amount of  $900.0 million, as the fixed rate payer. The interest rate swaps fix LIBOR at 3.029% for the term of the swaps. The swaps have an effective date of September 4, 2012 and a maturity date of September 1, 2015. On August 13, 2010, the Company entered into an interest rate swap, with a notional amount of  $300.0 million, as the fixed rate payer. The interest rate swap fixes LIBOR at 1.368% for the term of the swap. The swap has an effective date of February 1, 2011 and a maturity date of February 3, 2014. The fair value of the Company's interest rate swaps was recorded as a current liability of  $3.0 million and a non-current liability of  $42.5 million at July 31, 2011. The fair value of the Company's interest rate swaps was recorded as a current liability of  $3.2 million and a non-current liability of  $14.0 million at May 1, 2011.

Swaps are recorded as an asset or liability in the Company's consolidated balance sheet at fair value. Any gains and losses on economic hedges as well as ineffectiveness of cash flow hedges are recorded as an adjustment to other (income) expense. Derivative gains and losses for cash flow hedges were included in other comprehensive income (pre-Merger) and reclassified to interest expense as the underlying transaction occurred.

Commodities: Certain commodities such as soybean meal, corn, wheat, soybean oil, diesel fuel and natural gas (collectively, "commodity contracts") are used in the production and transportation of the Company's products. Generally these commodities are purchased based upon market prices that are established with the vendor as part of the purchase process. The Company uses futures, swaps, swaption or option contracts, as deemed appropriate, to reduce the effect of price fluctuations on anticipated purchases. These contracts may have a term of up to 24 months. The Company accounted for these commodities derivatives as either economic or cash flow hedges. Changes in the value of economic hedges are recorded directly in earnings. For cash flow hedges, the effective portion of derivative gains and losses was deferred in equity (pre-Merger) and recognized as part of cost of products sold in the appropriate period and the ineffective portion was recognized as other (income) expense. On July 31, 2011, the fair values of the Company's commodities hedges were recorded as current assets of  $6.1 million and current liabilities of  $3.1 million. The fair values of the Company's commodities hedges were recorded as current assets of  $8.0 million and current liabilities of  $2.2 million at May 1, 2011.

The notional amounts of the Company's commodity contracts as of the dates indicated (in millions):

	Successor	Successor
	July 31, 2011	May 1, 2011
Commodity contracts	$92.0	$71.2

Foreign Currency: The Company manages its exposure to fluctuations in foreign currency exchange rates by entering into forward contracts to cover a portion of its projected expenditures paid in local currency. These contracts may have a term of up to 24 months. The Company accounted for these contracts as either economic hedges or cash flow hedges. Changes in the value of the economic hedges are recorded directly in earnings. For cash flow hedges, the effective portion of derivative gains and losses was deferred in equity (pre-Merger) and recognized as part of cost of products sold in the appropriate period and the ineffective portion was recognized as other (income) expense. As of July 31, 2011 the fair values of the Company's foreign currency hedges were recorded as current assets of  $2.1 million and current liabilities of  $0.7 million. As of May 1, 2011, the fair values of the Company's foreign currency hedges were recorded as current assets of  $3.0 million and current liabilities of  $1.0 million.

The notional amounts of the Company's foreign currency derivative contracts as of the dates indicated (in millions):

	Successor	Successor
	July 31, 2011	May 1, 2011
Contract amount (Mexican pesos)	$14.8	$20.0
Contract amount ( $CAD)	11.0	15.3

Fair Value of Derivative Instruments:

The fair value of derivative instruments (all of which are not designated as hedging instruments) recorded in the Condensed Consolidated Balance Sheet as of July 31, 2011 was as follows (in millions):

	Asset derivatives		Liability derivatives
Derivatives in economic hedging relationships	Balance Sheet location	Fair value	Balance Sheet location	Fair value
Interest rate contracts	Other non-current assets	$—	Other non-current liabilities	$42.5
Interest rate contracts	Prepaid expenses and other current assets	—	Accounts payable and accrued expenses	3.0
Commodity and other contracts	Prepaid expenses and other current assets	6.1	Accounts payable and accrued expenses	3.1
Foreign currency exchange contracts	Prepaid expenses and other current assets	2.1	Accounts payable and accrued expenses	0.7

Total		$8.2		$49.3

The fair value of derivative instruments (all of which are not designated as hedging instruments) recorded in the Condensed Consolidated Balance Sheet as of May 1, 2011 was as follows (in millions):

	Asset derivatives		Liability derivatives
Derivatives in economic hedging relationships	Balance Sheet location	Fair value	Balance Sheet location	Fair value
Interest rate contracts	Other non-current assets	$—	Other non-current liabilities	$14.0
Interest rate contracts	Prepaid expenses and other current assets	—	Accounts payable and accrued expenses	3.2
Commodity and other contracts	Prepaid expenses and other current assets	8.0	Accounts payable and accrued expenses	2.2
Foreign currency exchange contracts	Prepaid expenses and other current assets	3.0	Accounts payable and accrued expenses	1.0

Total		$11.0		$20.4

The effect of the Company's economic hedges on other (income) expense for the three months ended July 31, 2011, in the Condensed Consolidated Statements of Income (Loss) was as follows (in millions):

Interest rate contracts	$29.1
Commodity and other contracts	0.6
Foreign currency exchange contracts	(0.1)

$29.6

The effect of derivative instruments recorded for the three months ended August 1, 2010 in the Condensed Consolidated Statements of Income (Loss) was as follows (in millions):

Derivatives in cash flow hedging relationships	Gain (loss) recognized in AOCI	Location of gain (loss) reclassified from AOCI	Gain (loss) reclassified from AOCI into income	Location of gain (loss) recognized in income (ineffective portion and amount excluded from effectiveness testing)	Gain (loss) recognized in income (ineffective portion and amount excluded from effectiveness testing)
Interest rate contracts	$—	Interest expense	$—	N/A	$—
Commodity and other contracts	2.7	Cost of products sold	0.4	Other income (expense)	(4.7	) [1]
Foreign currency exchange contracts	(1.1)	Cost of products sold	0.7	Other income (expense)	—

Total	$1.6		$1.1		$(4.7)

1	Includes a loss of $4.9 million for commodity contracts not designated as hedging instruments.

Note 8.	Derivative Financial Instruments

The Company uses interest rate swaps, commodity swaps, futures, option and swaption (an option on a swap) contracts as well as forward foreign currency contracts to hedge market risks relating to possible adverse changes in interest rates, commodity, transportation and other prices and foreign currency exchange rates. As of May 1, 2011 all of the Company's derivative contracts were economic hedges.

Interest Rates: The Company's debt primarily consists of floating rate term loans and fixed rate notes. The Company also uses its floating rate revolver to fund seasonal working capital needs and other uses of cash. Interest expense on the Company's floating rate debt is typically calculated based on a fixed spread over a reference rate, such as LIBOR (also known as the Eurodollar rate). Therefore, fluctuations in market interest rates will cause interest expense increases or decreases on a given amount of floating rate debt.

The Company from time to time manages a portion of its interest rate risk related to floating rate debt by entering into interest rate swaps in which the Company receives floating rate payments and makes fixed rate payments. On April 12, 2011, DMFC entered into interest rate swaps with a total notional amount of  $900.0 million, as the fixed rate payer. The interest rate swaps fix LIBOR at 3.029% for the term of the swaps. The swaps have an effective date of September 4, 2012 and a maturity date of September 1, 2015. On August 13, 2010, the Company entered into an interest rate swap, with a notional amount of  $300.0 million, as the fixed rate payer. The interest rate swap fixes LIBOR at 1.368% for the term of the swap. The swap has an effective date of February 1, 2011 and a maturity date of February 3, 2014. The fair value of the Company's interest rate swaps was recorded as a current liability of  $3.2 million and a non-current liability of  $14.0 million at May 1, 2011.

On September 6, 2007, the Company entered into an interest rate swap, with a notional amount of  $400.0 million, as the fixed rate payer. The swap had an effective date of October 26, 2007 and a maturity date of October 29, 2010. A formal cash flow hedge accounting relationship was established between the swap and a portion of the Company's interest payment on floating rate debt. On January 29, 2010, in conjunction with the repayment of a prior credit facility, the interest rate swap was deemed ineffective due to the repayment of the underlying hedged liability. In fiscal 2010, the  $13.4 million loss associated with the swap being deemed ineffective was reclassified from OCI into earnings and is included in other (income) expense in the Consolidated Statements of Income (Loss). The interest rate cash flow hedges had an impact of  $12.5 million on interest expense for fiscal 2010. On April 27, 2010, the Company terminated this interest rate swap and made a final payment to the counterparty of  $13.4 million.

Swaps are recorded as an asset or liability in the Company's consolidated balance sheet at fair value. Any gains and losses on economic hedges as well as ineffectiveness of cash flow hedges are recorded as an adjustment to other (income) expense. Derivative gains and losses for cash flow hedges were included in OCI (pre-Merger) and reclassified to interest expense as the underlying transaction occurred.

Commodities: Certain commodities such as soybean meal, corn, wheat, soybean oil, diesel fuel and natural gas (collectively, "commodity contracts") are used in the production and transportation of the Company's products. Generally these commodities are purchased based upon market prices that are established with the vendor as part of the purchase process. The Company uses futures, swaps, swaption or option contracts, as deemed appropriate, to reduce the effect of price fluctuations on anticipated purchases. The Company accounted for these commodities derivatives as either economic or cash flow hedges. Changes in the value of economic hedges are recorded directly in earnings. For cash flow hedges, the effective portion of derivative gains and losses was deferred in equity and recognized as part of cost of products sold in the appropriate period and the ineffective portion was recognized as other (income) expense. These contracts may have a term of up to 24 months.

On May 1, 2011, the fair values of the Company's commodities hedges were recorded as current assets of  $8.0 million and current liabilities of  $2.2 million. The fair values of the Company's commodities hedges were recorded as current assets of  $11.1 million and current liabilities of  $2.5 million at May 2, 2010.

The notional amounts of the Company's commodity contracts as of the dates indicated (in millions):

	Successor	Predecessor
	May 1, 2011	May 2, 2010
Commodity contracts	$71.2	$145.2

Foreign Currency: The Company manages its exposure to fluctuations in foreign currency exchange rates by entering into forward contracts to cover a portion of its projected expenditures paid in local currency. The Company accounted for these contracts as either economic hedges or cash flow hedges. Changes in the value of the economic hedges are recorded directly in earnings. For cash flow hedges, the effective portion of derivative gains and losses was deferred in equity (pre-Merger) and recognized as part of cost of products sold in the appropriate period and the ineffective portion was recognized as other (income) expense. As of May 1, 2011, the fair values of the Company's foreign currency hedges were recorded as current assets of  $3.0 million and current liabilities of  $1.0 million. As of May 2, 2010, the fair values of the Company's foreign currency hedges were recorded as current assets of  $4.5 million and current liabilities of  $0.5 million. These contracts may have a term of up to 24 months.

The notional amounts of the Company's foreign currency derivative contracts as of May 1, 2011 and May 2, 2010 were as follows (in millions):

	Successor	Predecessor
	May 1, 2011	May 2, 2010
Contract amount (Mexican pesos)	$20.0	$22.5
Contract amount ( $CAD)	15.3	29.0

Fair Value of Derivative Instruments:

The fair value of derivative instruments (all of which are not designated as hedging instruments) recorded in the Consolidated Balance Sheet as of May 1, 2011 was as follows:

	Asset derivatives		Liability derivatives
Derivatives in economic hedging relationships	Balance Sheet location	Fair value	Balance Sheet location	Fair value
(in millions)
Interest rate contracts	Other non-current assets	$—	Other non-current liabilities	$14.0
Interest rate contracts	Prepaid expenses and other current assets	—	Accounts payable and accrued expenses	3.2
Commodity and other contracts	Prepaid expenses and other current assets	8.0	Accounts payable and accrued expenses	2.2
Foreign currency exchange contracts	Prepaid expenses and other current assets	3.0	Accounts payable and accrued expenses	1.0

Total		$11.0		$20.4

The fair value of derivative instruments recorded in the Consolidated Balance Sheet as of May 2, 2010 was as follows:

	Asset derivatives			Liability derivatives
Derivatives in cash flow hedging relationships	Balance Sheet location	Fair value		Balance Sheet location	Fair value
(in millions)
Interest rate contracts	Other non-current assets	$—		Other non-current liabilities	$—
Commodity and other contracts	Prepaid expenses and other current assets	11.1	[1]	Accounts payable and accrued expenses	2.5
Foreign currency exchange contracts	Prepaid expenses and other current assets	4.5		Accounts payable and accrued expenses	0.5

Total		$15.6			$3.0

1	Includes $6.4 million of commodity contracts not designated as hedging instruments.

The effect of the Company's economic hedges on other (income) expense for the period March 8, 2011 through May 1, 2011, in the Consolidated Statements of Income (Loss) was as follows:

(in millions)
Interest rate contracts	$16.9
Commodity and other contracts	(4.8)
Foreign currency exchange contracts	0.4

Total	$12.5

The effect of derivative instruments recorded for the period May 3, 2010 through March 7, 2011, in the Consolidated Statements of Income (Loss) was as follows:

Derivatives in cash flow hedging relationships	Gain (loss) recognized in AOCI	Location of gain (loss) reclassified in AOCI	Gain (loss) reclassified from AOCI into income	Location of gain (loss) recognized in income (ineffective portion and amount excluded from effectiveness testing)	Gain (loss) recognized in income (ineffective portion and amount excluded from effectiveness testing)
(in millions)
Interest rate contracts	$—	Interest expense	$(0.3)	Other income (expense)	$—
Commodity and other contracts	19.3	Cost of products sold	12.0	Other income (expense)	(0.6	) [1]
Foreign currency exchange contracts	(1.8)	Cost of products sold	3.2	Other income (expense)	0.2

Total	$17.5		$14.9		$(0.4)

1	Includes a loss of $0.1 million for commodity contracts not designated as hedging instruments.

The effect of derivative instruments recorded for the fiscal year ended May 2, 2010 in the Consolidated Statements of Income (Loss) was as follows:

Derivatives in cash flow hedging relationships	Gain (loss) recognized in AOCI	Location of gain (loss) reclassified in AOCI	Gain (loss) reclassified from AOCI into income	Location of gain (loss) recognized in income (ineffective portion and amount excluded from effectiveness testing)	Gain (loss) recognized in income (ineffective portion and amount excluded from effectiveness testing)
(in millions)
Interest rate contracts	$12.8	Interest expense	$(12.5)	Other income (expense)	$(13.4)
Commodity and other contracts	1.5	Cost of products sold	(11.5)	Other income (expense)	3.3 [1]
Foreign currency exchange contracts	2.5	Cost of products sold	0.5	Other income (expense)	0.4

Total	$16.8		$(23.5)		$(9.7)

1	Includes a gain of $6.3 million for commodity contracts not designated as hedging instruments.

Fair Value Measurements	12 Months Ended
	Jul. 31, 2011	May 01, 2011
Fair Value Measurements
Fair Value Measurements

Note 9. Fair Value Measurements

A three-tier fair value hierarchy is used to prioritize the inputs used in measuring fair value. The hierarchy gives the highest priority to quoted prices in active markets (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels are defined as follows:

•	Level 1 Inputs—unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 Inputs—quoted prices for similar assets and liabilities in active markets or inputs that are observable for the asset or liability, either directly or indirectly through market corroboration, for substantially the full term of the financial instrument; and

•	Level 3 Inputs—unobservable inputs reflecting the Company's own assumptions in measuring the asset or liability at fair value.

The Company uses interest rate swaps, commodity contracts and forward foreign currency contracts to hedge market risks relating to possible adverse changes in interest rates, commodity prices, diesel fuel prices and foreign exchange rates.

The following table provides the fair values hierarchy for financial assets and liabilities measured on a recurring basis (in millions):

	Successor
	Level 1		Level 2		Level 3
Description	July 31, 2011	May 1, 2011	July 31, 2011	May 1, 2011	July 31, 2011	May 1, 2011
Assets
Interest rate contracts	$—	$—	$—	$—	$—	$—
Commodity and other contracts	6.1	7.5	—	0.5	—	—
Foreign currency contracts	—	—	2.1	3.0	—	—

Total	$6.1	$7.5	$2.1	$3.5	$—	$—

Liabilities
Interest rate contracts	$—	$—	$45.5	$17.2	$—	$—
Commodity and other contracts	1.2	2.2	1.9	—	—	—
Foreign currency contracts	—	—	0.7	1.0	—	—

Total	$1.2	$2.2	$48.1	$18.2	$—	$—

The Company's determination of the fair value of its interest rate swaps was calculated using a discounted cash flow analysis based on the terms of the swap contracts and the observable interest rate curve. The Company's futures and options contracts are traded on regulated exchanges such as the Chicago Board of Trade, Kansas City Board of Trade and the New York Mercantile Exchange. The Company values these contracts based on the daily settlement prices published by the exchanges on which the contracts are traded. The Company's commodities swap and swaption contracts are traded over-the-counter and are valued based on the Chicago Board of Trade quoted prices for similar instruments in active markets or corroborated by observable market data available from the Energy Information Administration. The Company measures the fair value of foreign currency forward contracts using an income approach based on forward rates (obtained from market quotes for futures contracts with similar terms) less the contract rate multiplied by the notional amount.

The book value of certain of the Company's financial instruments, including cash and cash equivalents, accounts receivable and accounts payable and accrued expenses, approximates fair value due to the relatively short maturity of such instruments. The fair values of the Company's senior notes and long-term debt are discussed in Note 7.

Note 9.	Fair Value Measurements

A three-tier fair value hierarchy is used to prioritize the inputs used in measuring fair value. The hierarchy gives the highest priority to quoted prices in active markets (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels are defined as follows:

•	Level 1 Inputs—unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 Inputs—quoted prices for similar assets and liabilities in active markets or inputs that are observable for the asset or liability, either directly or indirectly through market corroboration, for substantially the full term of the financial instrument; and

•	Level 3 Inputs—unobservable inputs reflecting the Company's own assumptions in measuring the asset or liability at fair value.

The Company uses interest rate swaps, commodity contracts and forward foreign currency contracts to hedge market risks relating to possible adverse changes in interest rates, commodity prices, diesel fuel prices and foreign exchange rates.

The following table provides the fair values hierarchy for financial assets and liabilities measured on a recurring basis (in millions):

	Successor	Predecessor	Successor	Predecessor	Successor	Predecessor
	Level 1		Level 2		Level 3
			Fair value
Description	May 1, 2011	May 2, 2010	May 1, 2011	May 2, 2010	May 1, 2011	May 2, 2010
Assets
Interest rate contracts	$—	$—	$—	$—	$—	$—
Commodity contracts	7.5	3.5	0.5	7.6	—	—
Foreign currency contracts	—	—	3.0	4.5	—	—

Total	$7.5	$3.5	$3.5	$12.1	$—	$—

Liabilities
Interest rate contracts	$—	$—	$17.2	$—	$—	$—
Commodity contracts	2.2	2.2	—	0.3	—	—
Foreign currency contracts	—	—	1.0	0.5	—	—

Total	$2.2	$2.2	$18.2	$0.8	$—	$—

The Company's determination of the fair value of its interest rate swaps was calculated using a discounted cash flow analysis based on the terms of the swap contracts and the observable interest rate curve. The Company's futures and options contracts are traded on regulated exchanges such as the Chicago Board of Trade, Kansas City Board of Trade and the New York Mercantile Exchange. The Company values these contracts based on the daily settlement prices published by the exchanges on which the contracts are traded. The Company's commodities swap and swaption contracts are traded over-the-counter and are valued based on the Chicago Board of Trade quoted prices for similar instruments in active markets or corroborated by observable market data available from the Energy Information Administration. The Company measures the fair value of foreign currency forward contracts using an income approach based on forward rates (obtained from market quotes for futures contracts with similar terms) less the contract rate multiplied by the notional amount.

The book value of certain of the Company's financial instruments, including cash and cash equivalents, accounts receivable and accounts payable and accrued expenses, approximates fair value due to the relatively short maturity of such instruments. The fair values of the senior subordinated notes and senior notes are disclosed in Note 2. The fair values of the retirement plan's investments are disclosed in Note 11.

Stock Plans	12 Months Ended
	Jul. 31, 2011	May 01, 2011
Stock Plans
Stock Plans

Note 3. Employee Stock Plans

See Note 10 of the 2011 Annual Report for a description of the 2011 Stock Incentive Plan for Key Employees of Blue Acquisition Group, Inc. and its Affiliates (the "2011 Plan"). The 2011 Plan provides for the grant of stock options and other stock based awards to key service providers of Parent and its affiliates, including the Company.

The fair value for service-based stock options granted was estimated at the date of grant using a Black-Scholes option-pricing model. The following table presents the weighted average assumptions for service-based options granted during the three months ended July 31, 2011 and August 1, 2010:

	Successor	Predecessor
	Three Months Ended
	July 31, 2011	August 1, 2010
Expected life (in years)	6.5	6.0
Expected volatility	45.0%	28.0%
Risk-free interest rate	2.1%	2.3%
Dividend yield	0.0%	2.1%

The fair value of performance-based options granted during the three months ended July 31, 2011 was based on an option pricing model. Weighted average key inputs are an expected life of 7.5 years, expected volatility of 40% and a risk-free rate of 2.04%.

Stock option activity and related information during the period indicated was as follows:

	Options Outstanding	Outstanding Weighted Average Exercise Price	Options Exercisable	Exercisable Weighted Average Exercise Price
Balance at May 1, 2011	15,647,164	$2.75	9,385,492	$1.25
Granted	7,600,000	6.32
Forfeited	(345,218)	5.00
Exercised	—	—

Balance at July 31, 2011	22,901,946	$3.90	9,385,492	$1.25

As of July 31, 2011, the weighted average remaining contractual life of options outstanding was 8.9 years.

During the first quarter of fiscal 2012, Parent also granted 1,366,199 shares of restricted common stock with a fair value and purchase price of  $5.00 per share. The restricted shares generally vest over three years from the anniversary date of hire of the employee. During the first quarter of fiscal 2012, the Company also granted 200,000 shares of restricted common stock with a fair value and purchase price of  $5.00 per share which were immediately vested.

Note 10.	Stock Plans

Current Equity Compensation Plans

The 2011 Stock Incentive Plan for Key Employees of Blue Acquisition Group, Inc. and its Affiliates was adopted by the Board of Directors of Parent (the "Parent Board") effective February 16, 2011 (the "2011 Plan"). The 2011 Plan provides for the grant of stock options and other stock based awards to key service providers of Parent and its affiliates, including the Company. 18,777,653 shares of common stock of Parent were initially reserved for grant under the plan, with such number to be automatically increased in the event the Parent Board and the Company's Chief Executive Officer ("CEO") make grant allocations that exceed such amount. As of May 1, 2011, 12,515,981 shares of common stock were available for future grant subject to the automatic increase provision described above. Following the termination of employment of an optionholder, shares received pursuant to the exercise of options generally remain subject to certain put and call rights which vary depending on the nature of the termination.

Certain options granted under the 2011 Plan were issued in exchange for options to purchase DMFC's common stock granted under the Company's previous equity plans (the "Rollover Options"). There were a total of 9,385,492 Rollover Options granted with a fair value of  $3.75 per share. The Company did not incur any expense in connection with the issuance of the Rollover Options because they were granted in exchange for options of equal value. The Rollover Options are fully vested, and generally remain subject to their original terms under the Company's previous equity plans, with applicable adjustments to convert the exercise price and number of shares of such options. Further, Rollover Options do not count toward the shares of common stock available for grant under the 2011 Plan.

During the period March 8, 2011 through May 1, 2011, Parent granted 3,130,824 performance-based options with a grant date fair value of  $1.40 per share to employees of the Company. Options subject to performance-based vesting generally vest at the end of each of fiscal years 2012 through 2016 if Parent achieves a pre-determined EBITDA- related financial target with respect to such fiscal year. In the event any such annual target is not achieved, those options that would have become vested pursuant to the achievement of such target may nevertheless vest at the end of the subsequent fiscal year if Parent achieves the applicable cumulative EBITDA-related financial target. In addition, upon the occurrence of an event or transaction pursuant to which the Sponsors realize a cash return on their interests in the Parent greater that a predetermined threshold, an additional portion of the performance-based options may vest depending on the extent to which the realized return exceeds such threshold. The term of any performance-based option granted under the 2011 Plan may not be more than ten years from the date of its grant.

The fair value of performance-based options that vest as described above was determined based on an option pricing model. Key inputs were an expected life of 7.5 years, expected volatility of 40% and a risk-free rate of 2.22%.

During the period March 8, 2011 through May 1, 2011, Parent granted 3,130,848 service-based options with a grant date fair value of  $2.42 per share to employees of the Company. Generally, options granted under the 2011 Plan that are subject to service-based vesting vest in five equal installments on each of the first five anniversaries of March 8, 2011. The term of any service-based option granted under the 2011 Plan may not be more than ten years from the date of its grant.

Options granted under the 2011 Plan that are subject to service-based vesting are generally subject to partial accelerated vesting upon certain terminations of employment of the optionholder. In the event of the termination of an optionholder's employment due to death or disability or, in the event of the termination of an optionholder's employment by the Company without cause or by the optionholder for good reason after March 8, 2013, that portion of the service-based options that would have become vested upon the next annual vesting date will vest as of the employment termination date. Following the termination of employment of an optionholder, shares received pursuant to the exercise of options generally remain subject to certain put and call rights which vary depending on the nature of the termination. In addition, in the event of certain change in control transactions, any outstanding portion of service-based options will become vested and exercisable, and, in the event of a certain change in control transaction pursuant to an event wherein the Sponsors realize a cash return on their interests in Parent greater than a predetermined target, all options subject to performance-based vesting will vest.

The fair value for service-based stock options granted was estimated at the date of grant using a Black-Scholes option-pricing model. The expected term of options granted was based on the "simplified" method. Expected stock price volatility was determined based on the historical volatility of DMFC and implied volatilities of comparable companies over a historical period that matches the expected life of the options. The risk-free interest rate was based on the expected U.S. Treasury rate over the expected life. The dividend yield was based on the expectation that no dividends will be paid. The following table presents the weighted-average assumptions for service-based options granted for the period March 8, 2011 through May 1, 2011:

Successor
March 8, 2011 through May 1, 2011
Expected life (in years)	6.5
Expected volatility	45.0%
Risk-free interest rate	2.8%
Dividend yield	0.0%

The following table represents the stock option activity for the period March 8, 2011 through May 1, 2011:

	Options Outstanding	Weighted- Average Exercise Price	Options Exercisable	Exercisable Weighted- Average Exercise Price
Balance at March 8, 2011	—	N/A	—	N/A
Granted	15,647,164	$2.75	9,385,492	$1.25
Forfeited	—	—
Exercised	—	—

Balance at May 1, 2011	15,647,164	$2.75	9,385,492	$1.25

As of May 1, 2011, all of the options outstanding are equity classified. As of May 1, 2011, there was approximately  $11.6 million of unrecognized compensation cost, which is expected to be recognized over a weighted-average period of 4.9 years. As of May 1, 2011, the weighted-average remaining contractual life of options outstanding was 8.7 years.

Prior Equity Compensation Plans

On March 8, 2011, in connection with the closing of the Merger, each outstanding share of DMFC's common stock, par value  $.01 per share, was cancelled and automatically converted into the right to receive  $19.00 per share in cash. Also effective as of the closing of the Merger on March 8, 2011, outstanding awards under the Del Monte Foods Company Non-Employee Director and Independent Contractor 1997 Stock Incentive Plan, as amended through November 15, 2000; the Del Monte Foods Company 1997 Stock Incentive Plan, as amended October 21, 1999; the Del Monte Foods Company 1998 Stock Incentive Plan, as amended through November 15, 2000; the Del Monte Foods Company 2002 Stock Incentive Plan, as amended and restated, effective July 28, 2009 and approved by the stockholders September 24, 2009; and the Del Monte Corporation AIP Deferred Compensation Plan (collectively, the "Plans"), vested in full and were converted to either immediate cash payments or fully vested new options to purchase common stock of Parent. No additional shares are available to be granted under any of the above named plans.

The Del Monte Foods Company Non-Employee Director and Independent Contractor 1997 Stock Incentive Plan ("the 1997 Non-Employee Plan") permitted grants of non-qualified stock options to certain non-employee directors and independent contractors of the Company. The term of any option was limited to ten years from the date of its grant and options generally vested over a four-year period.

The Del Monte Foods Company 1998 Stock Incentive Plan (the "1998 Plan") permitted grants of incentive and nonqualified stock options ("Options"), stock appreciation rights ("SARs") and stock bonuses to certain employees, non-employee directors and consultants of Del Monte. The term of any Option or SAR was limited to ten years from the date of its grant. Options generally vested over four or five years.

The Del Monte Foods Company 2002 Stock Incentive Plan (the "2002 Plan") as amended through July 28, 2009, authorized 42,978,385 shares for grant pursuant to awards of incentive and nonqualified stock options, stock appreciation rights, stock bonuses and other stock-based compensation, including performance units or shares (together with Options, SARs and stock bonuses, "Stock-based Incentive Awards") to certain employees, non-employee directors and independent contractors. The 2002 Plan also allowed cash awards. The term of any Option or SAR was limited to ten years from the date of its grant, with options generally vesting over a four-year period.

The Del Monte Foods Company Non-Employee Director Compensation Plan, as amended and restated, generally provided, among other things, that each eligible director annually receive  $0.11 million worth of restricted DMFC common stock or restricted stock units ("Non-Employee Director RSUs") under the 2002 Plan. Such Non-Employee Director RSUs generally were granted promptly after each annual meeting of stockholders, and vested over three years from the date of grant. Non-Employee Directors appointed between annual meetings were granted a prorated award upon appointment. During the period May 3, 2010 through March 7, 2011, the Company granted 69,648 Non-Employee Director RSUs after the 2010 annual meeting based on the average of the high and low price on September 23, 2010 of  $12.64 per share.

During the period May 3, 2010 through March 7, 2011, the Company granted up to a maximum of 1,024,050 performance shares (682,700 shares at the target amount) at a grant date fair value of  $7.67 per share. Performance shares granted during the period May 3, 2010 through March 7, 2011 were subject to vesting in connection with the attainment of predetermined relative total shareholder return for the period from the beginning of fiscal 2012 to the end of fiscal 2014. Performance shares granted in fiscal 2010 were subject to vesting in connection with the attainment of predetermined relative total shareholder return for the period from the beginning of fiscal 2011 to the end of fiscal 2013. Performance shares granted in fiscal 2009 were subject to vesting in connection with the attainment of predetermined relative total shareholder return for the period from the beginning of fiscal 2010 to the end of fiscal 2012. During the period May 3, 2010 through March 7, 2011, the Company granted 308,300 restricted stock units to employees at a grant date fair value of  $11.57 per share. The restricted stock units were designed to vest over a four-year period, with one-quarter of the units vesting on each of the first two anniversaries of the grant date, and the remainder vesting on the fourth anniversary of the grant date. The Company did not grant any performance accelerated restricted stock units ("PARs") to employees during the period May 3, 2010 through March 7, 2011.

Under the Del Monte Foods Company 2003 Non-Employee Director Deferred Compensation Plan and the 2005 Non-Employee Director Deferred Compensation Plan, non-employee directors could elect to defer 0%, 50% or 100% of their cash compensation, stock-based compensation or both, which amount would instead be converted to deferred stock units each representing one share of DMFC's common stock. Upon termination from the Board, the deferred stock units are converted to shares of DMFC's common stock and distributed in shares as a lump sum or installments for up to 15 years, as elected by the non-employee director. These deferred stock units and related distributed shares were issued under the 2002 Plan.

The Del Monte Corporation Annual Incentive Program Deferred Compensation Plan ("the AIP Deferred Compensation Plan") permitted, through the date it was frozen on October 2, 2009, participants to defer part or all of their annual cash incentive award. The AIP Deferred Compensation Plan provided that such cash deferrals were to be converted into vested deferred stock units, and those participants received an additional Company match grant of deferred stock units that vested over a three-year period. The deferred stock units and related distributed shares of DMFC common stock issued in connection with deferrals under the Old Plan were issued under the 2002 Plan.

The fair value for DMFC's stock options granted was estimated at the date of grant using a Black-Scholes option-pricing model. The following table presents the weighted-average assumptions for options granted for the period May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009:

	Predecessor
	May 3, 2010 through March 7, 2011	Fiscal 2010	Fiscal 2009
Expected life (in years)	6.0	6.0	6.1
Expected volatility	29.4%	28.5%	26.4%
Risk-free interest rate	1.7%	2.7%	3.2%
Dividend yield	2.4%	2.6%	1.8%

The expected life is the average length of time in which the Company expects its employees to exercise their options. Expected stock volatility reflects movements in DMFC's stock price over a historical period that matches the expected life of the options. The risk-free interest rate is based on the expected U.S. Treasury rate over the expected life. The dividend yield assumption is based on the Company's expectation regarding the future payment of dividends.

The weighted-average fair value per share of options granted for the period May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009 was  $2.90,  $2.69 and  $2.04, respectively. Except for performance shares that vest based on relative total shareholder return, the fair value of other stock-based compensation was determined by the market value of DMFC's common stock on the date of grant. Performance shares that vest based on relative total shareholder return are considered to contain a market condition; the fair value of these shares was determined based on a model which considered the estimated probabilities of possible outcomes. For stock awards that are not credited with dividends during the vesting period, the value is reduced by the present value of the expected dividend stream during the vesting period in order to calculate the grant date fair value. The total intrinsic value of options exercised for the period May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009 was  $56.5 million,  $6.5 million and  $0.2 million, respectively.

The Company recognized total stock compensation expense of  $45.3 million,  $21.3 million and  $12.2 million for the period May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively. Because the Merger constituted a change of control, the vesting of all stock awards was accelerated resulting in an incremental  $33.2 million of stock compensation expense for the period May 3, 2010 through March 7, 2011. The total income tax benefit recognized in the Consolidated Statements of Income (Loss) for stock-based compensation arrangements was  $17.7 million,  $8.4 million and  $4.3 million for the period May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively. No stock compensation cost was capitalized as part of inventory and fixed assets for the twelve months ended May 1, 2011, fiscal 2010 and fiscal 2009.

Stock option activity and related information during the periods indicated was as follows:

	Options Outstanding	Weighted- Average Exercise Price	Options Exercisable	Exercisable Weighted- Average Exercise Price
Balance at April 27, 2008	16,460,664	$9.72	10,761,811	$9.35
Granted	3,483,800	7.90
Forfeited	(2,323,051)	11.31
Exercised	(236,600)	7.81

Balance at May 3, 2009	17,384,813	9.17	10,993,068	9.23
Granted	3,001,000	11.37
Forfeited	(207,249)	10.12
Exercised	(1,453,058)	8.40

Balance at May 2, 2010	18,725,506	9.57	11,781,956	9.37
Granted	2,161,300	12.64
Forfeited	(71,265)	9.74
Exercised	(6,666,735)	8.91
Options vested due to the Merger	(14,148,806)	10.35

Balance at March 8, 2011	—	N/A	N/A	N/A

As of May 2, 2010, the aggregate intrinsic value of options outstanding was  $100.5 million and the aggregate intrinsic value of options exercisable was  $65.6 million.

Other stock-based compensation activity and related information during the period indicated was as follows:

	Number of Shares	Weighted- Average Grant-Date Fair Value
Nonvested balance at May 2, 2010	4,644,483	$6.38
Granted	1,710,336	9.75
Forfeited	(34,054)	5.62
Vested	(6,320,765)	7.45

Nonvested balance at March 8, 2011	—	N/A

The total grant date fair value of shares vested for the period May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, was  $47.1 million,  $4.0 million and  $5.3 million, respectively.

For the period May 3, 2010 through March 7, 2011, the Company received cash of  $59.6 million and realized a reduction in cash taxes payable of  $25.4 million from the exercise of stock options.

Supplemental Disclosure of Non-cash Financing Activities

As described above, in connection with the Merger, certain stock options of the Company's previous equity plans were exchanged for 9,385,492 Rollover Options for a total value of  $35.2 million.

Retirement Benefits	12 Months Ended
	Jul. 31, 2011	May 01, 2011
Retirement Benefits
Retirement Benefits

Note 12. Retirement Benefits

Del Monte sponsors a qualified defined benefit pension plan and several unfunded defined benefit postretirement plans providing certain medical, dental and life insurance benefits to eligible retired, salaried, non-union hourly and union employees. See Note 11 of the 2011 Annual Report for information about these plans. The components of net periodic benefit cost of such plans for the three months ended July 31, 2011 and August 1, 2010, respectively, are as follows (in millions):

	Pension Benefits		Other Benefits
	Successor	Predecessor	Successor	Predecessor
	Three Months Ended
	July 31, 2011	August 1, 2010	July 31, 2011	August 1, 2010
Components of net periodic benefit cost
Service cost for benefits earned during the period	$3.4	$3.5	$0.4	$0.4
Interest cost on projected benefit obligation	5.8	5.8	2.1	2.1
Expected return on plan assets	(8.2)	(7.5)	—	—
Amortization of prior service cost/(credit)	—	0.2	—	(2.1)
Amortization of loss	—	0.9	—	—

Net periodic benefit cost	$1.0	$2.9	$2.5	$0.4

As of July 31, 2011, the Company has not made any contributions to the qualified pension plan for fiscal 2012 and currently expects to make contributions of approximately  $15 million in fiscal 2012.

Note 11.	Retirement Benefits

Defined Benefit Plans. Del Monte sponsors a qualified defined benefit pension plan (during the third quarter of fiscal 2010, the Company merged its three qualified defined benefit pension plans into a single plan) and several unfunded defined benefit postretirement plans providing certain medical, dental and life insurance benefits to eligible retired, salaried, non-union hourly and union employees. The details of such plans, including discontinued operations, are as follows (in millions):

	Successor	Predecessor		Successor	Predecessor
	Pension Benefits			Other Benefits
	May 1, 2011	March 7, 2011	May 2, 2010	May 1, 2011	March 7, 2011	May 2, 2010
Change in benefit obligation:
Benefit obligation at beginning of period	$435.7	$441.8	$359.4	$154.6	$144.0	$115.8
Service cost	1.9	11.9	10.9	0.3	1.3	1.6
Interest cost	3.5	19.6	26.7	1.3	7.2	8.5
Actuarial (gain)/loss	6.3	(6.1)	75.6	(6.1)	5.1	21.6
Benefits paid	(7.2)	(31.5)	(31.2)	(0.5)	(3.0)	(3.5)
Plan amendment	—	—	0.4	—	—	—

Benefit obligation at end of period	$440.2	$435.7	$441.8	$149.6	$154.6	$144.0

Accumulated benefit obligation	$421.9	$418.1	$423.8

Change in plan assets:
Fair value of plan assets at beginning of period	$442.5	$399.8	$268.2	$—	$—	$—
Actual gain on plan assets	13.8	34.2	66.1	—	—	—
Employer contributions	—	40.0	96.7	0.5	3.0	3.5
Benefits paid	(7.2)	(31.5)	(31.2)	(0.5)	(3.0)	(3.5)

Fair value of plan assets at end of period	$449.1	$442.5	$399.8	$—	$—	$—

Funded status at end of period	$8.9	$6.8	$(42.0)	$(149.6)	$(154.6)	$(144.0)

Amounts recognized in the Consolidated Balance Sheets consist of:
Other assets, net	$8.9	$6.8	$—	$—	$—	$—
Accounts payable and accrued expenses	—	—	(40.0)	(6.9)	(7.3)	(6.7)
Other non-current liabilities	—	—	(2.0)	(142.7)	(147.3)	(137.3)

Total	$8.9	$6.8	$(42.0)	$(149.6)	$(154.6)	$(144.0)

Amounts recognized in accumulated other comprehensive income/(loss) consist of:
Actuarial net gain/(loss)	$2.6	$(59.4)	$(77.3)	$6.1	$(13.8)	$(8.8)
Net prior service credit/(cost)	—	(6.0)	(6.8)	—	6.5	13.6

Total	$2.6	$(65.4)	$(84.1)	$6.1	$(7.3)	$4.8

The components of net periodic pension cost for the qualified defined benefit pension plan and other benefit plans for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009 are as follows (in millions):

	Successor	Predecessor			Successor	Predecessor
	Pension Benefits				Other Benefits
	March 8, 2011 through May 1, 2011	May 3, 2010 through March 7, 2011	Fiscal 2010	Fiscal 2009	March 8, 2011 through May 1, 2011	May 3, 2010 through March 7, 2011	Fiscal 2010	Fiscal 2009
Components of net periodic benefit cost
Service cost for benefits earned during the period	$1.9	$11.9	$10.9	$12.2	$0.3	$1.3	$1.6	$1.8
Interest cost on projected benefit obligation	3.5	19.6	26.7	25.1	1.3	7.2	8.5	8.3
Expected return on plan assets	(4.8)	(25.7)	(20.5)	(26.7)	—	—	—	—
Amortization of prior service cost/(credit)	—	3.3	0.9	1.0	—	(7.1)	(8.4)	(8.3)
Amortization of loss/(gain)	—	0.8	1.9	(0.2)	—	—	(0.2)	—
Curtailment loss	—	—	—	0.2	—	—	—	—

Net periodic benefit cost	$0.6	$9.9	$19.9	$11.6	$1.6	$1.4	$1.5	$1.8

Since the defined benefits plan and other benefits liabilities are measured on a discounted basis, the discount rate is a significant assumption. The discount rate was determined based on an analysis of interest rates for high-quality, long-term corporate debt at each measurement date. In order to appropriately match the bond maturities with expected future cash payments, the Company utilizes differing bond portfolios to estimate the discount rates for the defined benefits plan and for the other benefits. The discount rate used to determine the defined benefits plan and other benefits projected benefit obligation as of the balance sheet date is the rate in effect at the measurement date. The same rate is also used to determine the defined benefits plan and other benefits expense for the following fiscal year. The long-term rate of return for the defined benefits plan's assets is based on the Company's historical experience, the defined benefits plan's investment guidelines and the Company's expectations for long-term rates of return. The defined benefits plan's investment guidelines are established based upon an evaluation of market conditions, tolerance for risk and cash requirements for benefit payments.

Weighted-average assumptions used in computing the benefit obligations and net periodic benefit costs for the qualified defined benefit pension plan and other benefit plans are as follows:

	Successor	Predecessor	Successor	Predecessor
	Pension Benefits		Other Benefits
	May 1, 2011	May 2, 2010	May 1, 2011	May 2, 2010
Assumptions used to determine projected benefit obligation
Discount rate used in determining projected benefit obligation	5.50%	5.50%	5.75%	6.00%
Rate of increase in compensation levels	4.69%	4.68%

	Successor	Predecessor			Successor	Predecessor
	Pension Benefits				Other Benefits
	March 8, 2011 through May 1, 2011	May 3, 2010 through March 7, 2011	Fiscal 2010	Fiscal 2009	March 8, 2011 through May 1, 2011	May 3, 2010 through March 7, 2011	Fiscal 2010	Fiscal 2009
Assumptions used to determine periodic benefit cost
Discount rate used in determining periodic benefit cost	5.50%	5.50%	7.90%	6.75%	5.75%	6.00%	7.55%	6.90%
Rate of increase in compensation levels	4.69%	4.69%	4.68%	4.26%
Long-term rate of return on assets	7.50%	7.50%	7.60%	8.00%

No amounts will be amortized from AOCI into net periodic benefit cost over the next fiscal year for both the qualified defined benefit pension plan and other benefit plans.

The Company made contributions to its defined benefit pension plan of  $40 million for the period May 3, 2010 through March 7, 2011. No contributions to the Company's defined benefit pension plan were made for the period March 8, 2011 through May 1, 2011. The Company currently meets and plans to continue to meet the minimum funding levels required under the Pension Protection Act of 2006 (the "Act"). The Act imposes certain consequences on the Company's defined benefit plan if it does not meet the minimum funding levels. The Company has made contributions in excess of its required minimum amounts for the period May 3, 2010 through March 7, 2011 and during fiscal 2010. Although the Company's qualified pension plan is overfunded as of May 1, 2011, due to uncertainties of future funding levels as well as plan financial returns, the Company cannot predict whether it will continue to be fully funded. The Company currently expects to make contributions of approximately  $15 million in fiscal 2012.

The projected future benefit payments are as follows:

	Pension Benefits	Other Benefits
	(in millions)
2012	$44.4	$6.9
2013	42.6	7.4
2014	42.0	8.0
2015	41.6	8.5
2016	41.0	9.0
Years 2017-2021	198.3	50.8

The weighted-average asset allocation of the pension plan assets as of the measurement date for the twelve months ended May 1, 2011 and fiscal 2010 and weighted-average target allocation are as follows:

	Successor	Predecessor
	May 1, 2011	May 2, 2010	Target Allocation Range
Equity securities	41%	42%	31-51%
Debt securities	54%	49%	47-64%
Other	5%	9%	2-9%

Total	100%	100%

Plan assets: The Company has adopted the fair value provisions (as described in Note 9) for the plan assets of its defined benefit pension plan. As required by the standard, the Company categorized plan assets within a three level fair value hierarchy.

The following is a description of the valuation methodologies used for assets measured at fair value at May 1, 2011:

Investments stated at fair value as determined by quoted market prices (Level 1) include:

Interest bearing cash: valued based on cost, which approximates fair value;

Mutual funds: valued at quoted market prices on the last business day of the fiscal year; and

Corporate stock: valued at the last reported sales price on the last business day of the fiscal year.

Investments stated at estimated fair value using significant observable inputs (Level 2) include:

Common collective trust funds: valued based on the net asset value of the fund and is redeemable daily;

Corporate debt securities: valued based on yields currently available on comparable securities of issuers with similar credit ratings;

U.S. government securities: securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the fiscal year. Securities traded in the over-the-counter market and listed securities for which no sale was reported on the last business day of the fiscal year are valued at the average of the last reported bid and ask price; and

Limited partnership interests: valued based on the net asset value of the fund and is redeemable monthly.

Investments stated at estimated fair value using significant unobservable inputs (Level 3) include:

Limited partnership interests: valued at their estimated fair value based on audited financial statements of the partnerships.

The following table sets forth by level, within the fair value hierarchy, the plan's assets at fair value as of May 1, 2011:

	Investments at Fair Value
	Level 1	Level 2	Level 3	Total
	(in millions)
Plan investments in Master Trust
Interest bearing cash	$10.4	$—	$—	$10.4
Common collective trust funds:
Fixed income	—	126.5	—	126.5
Equity index funds	—	88.1	—	88.1
Equity fund	—	30.9	—	30.9
Other funds	—	22.5	—	22.5
Mutual funds:
Equity fund	30.4	—	—	30.4
Corporate debt securities	—	43.1	—	43.1
Corporate stock	19.1	—	—	19.1
Government securities	—	58.7	—	58.7
Limited partnership interests	—	10.2	4.9	15.1
Other	—	4.3	—	4.3

Total Investments	$59.9	$384.3	$4.9	$449.1

The following table sets forth by level, within the fair value hierarchy, the plan's assets at fair value as of May 2, 2010:

	Investments at Fair Value
	Level 1	Level 2	Level 3	Total
	(in millions)
Plan investments in Master Trust
Interest bearing cash	$61.7	$—	$—	$61.7
Common collective trust funds:
Fixed income	—	129.1	—	129.1
Equity index funds	—	75.0	—	75.0
Equity fund	—	12.8	—	12.8
Other funds	—	11.1	—	11.1
Mutual funds:
Equity fund	14.3	—	—	14.3
Other funds	0.1	—	—	0.1
Corporate debt securities	—	25.1	—	25.1
Corporate stock	24.1	—	—	24.1
Government securities	—	28.8	—	28.8
Limited partnership interests	—	9.1	6.8	15.9
Other	—	1.8	—	1.8

Total Investments	$100.2	$292.8	$6.8	$399.8

The Company's investment objectives are to ensure that the assets of its qualified defined benefit plan are invested to provide an optimal rate of investment return on the total investment portfolio, consistent with the assumption of a reasonable risk level, and to ensure that pension funds are available to meet the plan's benefit obligations as they become due. The Company believes that a well-diversified investment portfolio, including both equity and fixed income components, will result in the highest attainable investment return with an acceptable level of overall risk. The Company's investment policies and procedures are designed to ensure that the plan's investments are in compliance with the Employment Retirement Income Security Act of 1974.

For measurement purposes, an 8.7%, 9% and 9% annual rate of increase in the per capita cost of covered health care benefits was assumed for the preferred provider organization plan and associated indemnity plans for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011 and fiscal 2010, respectively. The rate of increase is assumed to decline gradually to 4.5%. For health maintenance organization plans, a 9.5%, 10% and 10% annual rate of increase in the per capita cost of covered health care benefits was assumed for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011 and fiscal 2010, respectively. The rate of increase is assumed to decline gradually to 4.5%. A 5% annual rate of increase in the per capita cost of covered health care benefits was assumed for the dental and vision plans for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011 and fiscal 2010, respectively.

The health care cost trend rate assumption has a significant effect on the amounts reported. An increase in the assumed health care cost trend of 1% in each year would increase the postretirement benefit obligation as of May 1, 2011 by  $19.2 million and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for the twelve-month period then ended by  $1.8 million. A decrease in the assumed health care cost trend of 1% in each year would decrease the postretirement benefit obligation as of May 1, 2011 by  $15.8 million and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for the twelve-month period then ended by  $1.4 million.

Defined Contribution Plans. Del Monte participates in two defined contribution plans. Company contributions to these defined contribution plans are based on employee contributions and compensation. Company contributions under these plans totaled  $1.0 million,  $6.7 million,  $7.6 million and  $7.4 million for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011 fiscal 2010 and fiscal 2009, respectively.

Multi-employer Plans. Del Monte participates in several multi-employer pension plans, which provide defined benefits to certain union employees. The Company made contributions to multi-employer plans of  $0.8 million,  $7.3 million,  $8.3 million and  $7.9 million for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively.

Other Plans. The Company has various other nonqualified retirement plans and supplemental retirement plans for executives, designed to provide benefits in excess of those otherwise permitted under the Company's qualified retirement plans. These plans are unfunded and comply with IRS rules for nonqualified plans.

Other (Income) Expense	12 Months Ended
	Jul. 31, 2011	May 01, 2011
Other (Income) Expense
Other (Income) Expense

Note 11. Other Expense

The components of other expense are as follows (in millions):

	Successor	Predecessor
	Three Months Ended
	July 31, 2011	August 1, 2010
Loss on hedging contracts	$29.6	$4.7
Foreign currency transaction (gain) loss	0.4	(1.3)
Other	0.3	0.2

Other expense	$30.3	$3.6

Note 12.	Other (Income) Expense

The components of other (income) expense are as follows (in millions):

	Successor	Predecessor
	March 8, 2011 through May 1, 2011	May 3, 2010 through March 7, 2011	Fiscal 2010	Fiscal 2009
(Gain) loss on hedging contracts	$12.5	$0.4	$(3.7)	$18.9
Foreign currency transaction (gains) losses	(2.2)	(6.1)	(0.3)	3.9
Discontinuation of hedge accounting for interest rate swap	—	—	13.4	—
Redemption premium over the fair value of senior subordinated notes tendered/redeemed	15.8	—	—	—
Other	(0.4)	0.5	0.4	1.3

Other (income) expense	$25.7	$(5.2)	$9.8	$24.1

Provision For Income Taxes	12 Months Ended
May 01, 2011
Provision For Income Taxes
Provision For Income Taxes
Note 13.	Provision for Income Taxes

The provision for income taxes from continuing operations consists of the following (in millions):

	Successor	Predecessor
	March 8, 2011 through May 1, 2011	May 3, 2010 through March 7, 2011	Fiscal 2010	Fiscal 2009
Income (loss) from continuing operations before income taxes:
U.S. federal and U.S. possessions	$(152.6)	$349.4	$373.3	$219.7
Foreign	(1.3)	12.3	8.6	6.8

	$(153.9)	$361.7	$381.9	$226.5

Income tax provision (benefit):
Current:
U.S. federal and U.S. possessions	$0.1	$28.1	$70.8	$37.2
State and foreign	0.1	13.3	14.7	12.6

Total current	0.2	41.4	85.5	49.8

Deferred:
U.S. federal and U.S. possessions	$(44.4)	$95.8	$52.1	$33.4
State and foreign	(4.8)	2.6	2.3	(4.4)

Total deferred	(49.2)	98.4	54.4	29.0

Provision (benefit) from income taxes	$(49.0)	$139.8	$139.9	$78.8

The above amounts do not include a tax benefit of  $35.3 million and  $1.7 million for the period from May 3, 2010 through March 7, 2011 and fiscal 2010, respectively, and a tax expense of  $0.1 million in fiscal 2009 from stock-based compensation, which for accounting purposes are recorded in additional paid-in capital.

Significant components of the Company's deferred tax assets and liabilities are as follows (in millions):

	Successor	Predecessor
	May 1, 2011	May 2, 2010
Deferred tax assets:
Post employment benefits	$57.3	$56.4
Pension liability	17.7	31.8
Workers' compensation	13.6	13.9
Net operating loss and tax credit carry forwards	55.8	2.6
Stock-based compensation	13.6	23.4
Other	37.4	36.7

Gross deferred tax assets	195.4	164.8
Valuation allowance	—	(1.5)

Net deferred tax assets	195.4	163.3

Deferred tax liabilities:
Depreciation and amortization	129.7	95.5
Intangible assets	956.4	466.4
Inventory	52.0	34.7
Other	10.4	5.7

Gross deferred tax liabilities	1,148.5	602.3

Net deferred tax liability	$(953.1)	$(439.0)

At May 1, 2011, the Company has not provided for any valuation allowance on its deferred tax assets. The net change in valuation allowance for the twelve months ended May 1, 2011 was a decrease of  $1.5 million from the release of valuation allowance on Mexico Asset Tax credits. In evaluating the Company's ability to realize its deferred tax assets, the Company considers all available positive and negative evidence and recognizes a benefit for those deferred tax assets that it believes will more likely than not be realized in the future.

The differences between the expected provision for income taxes and the actual provision for income taxes computed at the statutory U.S. federal income tax rate for continuing operations is explained as follows (in millions):

	Successor	Predecessor
	March 8, 2011 through May 1, 2011	May 3, 2010 through March 7, 2011	Fiscal 2010	Fiscal 2009
Expected income taxes computed at the statutory U.S. federal income tax rate	$(53.8)	$126.6	$133.7	$79.3
State taxes, net of federal benefit	(4.6)	9.6	15.8	9.0
Benefit of state tax law change	—	—	(3.9)	(5.0)
Benefit of law change on U.S. possessions' subsidiaries	—	—	—	(4.6)
Valuation allowance reversal	—	(1.5)	(1.0)	(0.2)
Non-deductible transaction costs	9.2	6.3	—	—
Other	0.2	(1.2)	(4.7)	0.3

Actual provision for income taxes	$(49.0)	$139.8	$139.9	$78.8

As of May 1, 2011, the Company had federal net operating loss carryforwards of  $133.7 million and state net operating loss carryforwards of  $81.3 million. The federal net operating loss carryforwards will expire between 2029 and 2030 and the state net operating loss carryforwards will expire between 2014 and 2030. The Company also had  $1.2 million of federal tax credits,  $5.1 million of state tax credits, and  $2.3 million of Mexican Asset Tax credits. The federal tax credits will expire between 2029 and 2030,  $1.0 million of state tax credits will expire in 2019 and the remaining has no expiration date, and the Mexican Asset Tax credits will expire between 2011 and 2017. The net operating loss and tax credit carryforwards may be subject to limitations under Section 382 of the Internal Revenue Code.

Cumulative undistributed earnings of foreign subsidiaries, for which no U.S. income or foreign withholding taxes have been recorded, were approximately  $34.9 million at May 1, 2011. It is not practical to assess the tax amount on the cumulative undistributed earnings because the computation would depend on a number of factors that are not known until a decision to repatriate the earnings is made. The Company intends to reinvest such earnings indefinitely.

The Company had gross unrecognized tax benefits of  $10.6 million and  $18.0 million as of May 1, 2011 and May 2, 2010 respectively.

Reconciliations of the beginning and ending balance of total unrecognized tax benefits for the twelve months ended May 1, 2011 and fiscal 2010 are as follows:

	May 1, 2011	May 2, 2010
	(in millions)
Balance at beginning of year	$18.0	$15.6
Additions based on tax positions related to the current year	1.3	1.6
Additions based on tax positions of prior years	—	1.1
Reductions for tax positions of prior years	—	—
Settlements	(3.7)	—
Lapse of statute of limitations issues	(5.0)	(0.3)

Balance at end of year	$10.6	$18.0

If recognized,  $6.6 million of the Company's unrecognized tax benefits would impact the effective tax rate on income from continuing operations. The Company's continuing practice is to recognize interest on uncertain tax positions in income tax expense and penalties in selling, general and administrative expenses. For the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, the amount of interest recorded in the consolidated statement of income (loss) was  $0.1 million,  $0.3 million,  $0.5 million and  $0.5 million, respectively. As of May 1, 2011 and May 2, 2010, the amount of accrued interest included in the non-current income tax liability account was  $0.8 million and  $1.8 million, respectively. The Company has no amounts accrued for penalties.

The Company files income tax returns in the U.S. and in many foreign and state jurisdictions. A number of years may elapse before an uncertain tax position, for which the Company has unrecognized tax benefits, is audited and finally resolved. Favorable resolution would be recognized in the period of effective settlement. The Company believes it is reasonably possible it will close a tax year to audit during the next 12 months. Should this occur, the liability for unrecognized tax benefits would decrease by approximately  $2.7 million.

The Company has open tax years from primarily 2006 to 2010 with various significant taxing jurisdictions including the U.S., American Samoa and Canada. These open years contain matters that could be subject to differing interpretations of applicable tax laws and regulations as they relate to the amount, timing or inclusion of revenue and expenses as determined by the various taxing jurisdictions.

Supplemental Disclosure of Cash Flow Information. The Company made income tax payments of  $38.0 million,  $92.3 million and  $70.6 million for the period May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively. The Company received net income tax refunds of  $2.5 million for the period March 8, 2011 through May 1, 2011.

Commitments And Contingencies	12 Months Ended
May 01, 2011
Commitments And Contingencies
Commitments And Contingencies

Note 14.	Commitments and Contingencies

As part of its ongoing operations, the Company enters into arrangements that obligate it to make future payments to various parties. Some of these contractual and other cash obligations are not reflected on the balance sheet due to their nature. Such obligations include operating leases, grower commitments and purchase commitments.

Lease Commitments. The Company leases certain property, equipment and office and plant facilities. At May 1, 2011, the aggregate minimum rental payments required under non-cancelable operating leases were as follows (in millions):

2012	$50.2
2013	40.5
2014	33.0
2015	30.6
2016	22.3
Thereafter	58.8

Rent expense related to operating leases was comprised of the following (in millions):

	Successor	Predecessor
	March 8, 2011 through May 1, 2011	May 3, 2010 through March 7, 2011	Fiscal 2010	Fiscal 2009
Minimum rentals	$7.2	$49.4	$53.3	$49.9
Contingent rentals	2.4	17.4	20.2	20.2

	$9.6	$66.8	$73.5	$70.1

Supply Agreements. The Company has long-term supply agreements with two suppliers covering the purchase of metal cans and ends. The agreement with Impress was amended and restated January 23, 2008, and as described in Note 4, this agreement was bifurcated in connection with the sale of the StarKist Seafood Business in October 2008. Currently, this agreement grants Impress the exclusive right, subject to certain specified exceptions, to supply metal cans and ends for pet products. The agreement included certain minimum volume purchase requirements and guaranteed a certain minimum financial return to Impress until August 13, 2010. Total expenditures for cans and ends for pet food products under this agreement, were  $10.0 million,  $68.1 million,  $87.1 million and  $96.1 million for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively. As of May 1, 2011, the Company has committed to make purchases of approximately  $14.0 million in fiscal 2012. The Impress agreement expires December 31, 2015.

The Company is a party to a supply agreement, effective as of January 1, 2010, with Silgan Containers LLC ("Silgan") which relates to Silgan's provision of metal cans and ends used for fruit, vegetable, tomato and broth products. Under the agreement and subject to certain specified exceptions, the Company must purchase all of its United States metal food and beverage container requirements for fruit, vegetable, tomato and broth products from Silgan. Total purchases made under this agreement, which expires December 31, 2021, were  $14.3 million,  $199.7 million,  $230.9 million and  $249.9 million for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively. As of May 1, 2011, the Company has committed to make purchases of approximately  $41.1 million in fiscal 2012.

Pricing under the Impress agreement and Silgan agreement is adjusted up to twice a year to reflect changes in metal costs and annually to reflect changes in the costs of manufacturing.

Grower Commitments. The Company has entered into non-cancelable agreements with growers, with terms ranging from one year to ten years, to purchase certain quantities of raw products, including fruit, vegetables and tomatoes. Total purchases under these agreements were  $0.4 million,  $153.3 million,  $197.8 million and  $178.3 million for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively.

At May 1, 2011, aggregate purchase commitments under non-cancelable agreements with growers (priced at May 1, 2011 estimated costs) are estimated as follows (in millions):

2012	$138.8
2013	44.8
2014	31.9
2015	30.0
2016	29.9
Thereafter	73.8

Co-pack and Service Commitments. The Company has entered into non-cancelable agreements with co-packers and other service providers with commitments ranging from one year to five years. Total purchases under these agreements were  $50.2 million,  $281.1 million,  $348.7 million and  $323.8 million, for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively.

The Company also has a co-pack and supply agreement to source the majority of its pineapple requirements. The agreement has an indefinite term subject to termination on three years' notice. Total purchases under this agreement were  $4.8 million,  $43.2 million,  $48.7 million and  $46.9 million for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively.

At May 1, 2011, aggregate purchase commitments under non-cancelable agreements with co-packers and other service providers (including pineapple requirements) are estimated as follows (in millions):

2012	$251.2
2013	148.4
2014	57.8
2015	38.1
2016	0.3

Ingredients and other. The Company has purchase commitments with vendors for various ingredients and other items. Total commitments under these agreements were approximately  $180.7 million as of May 1, 2011.

Union Contracts. As of May 1, 2011, the Company has 16 collective bargaining agreements with 15 union locals covering approximately 72% of its hourly full-time and seasonal employees. Of these employees, approximately 21% are covered under collective bargaining agreements scheduled to expire in fiscal 2012 and approximately 50% are covered under collective bargaining agreements scheduled to expire in fiscal 2013. These agreements are subject to negotiation and renewal.

Legal Proceedings

Shareholder Litigation Involving the Company

On November 25, 2010, Del Monte Foods Company announced that it had signed a definitive agreement (the "Merger Agreement") under which an investor group led by funds affiliated with Kohlberg Kravis Roberts & Co. L.P. ("KKR"), Vestar Capital Partners ("Vestar") and Centerview Capital L.P. ("Centerview") agreed to acquire all of the outstanding stock of Del Monte Foods Company for  $19.00 per share in cash (the "Transaction"), subject to the conditions set forth in the Merger Agreement. Following the announcement of the Transaction, fifteen putative class action lawsuits (the "Shareholder Cases") relating to the Transaction were filed against Del Monte Foods Company, certain of its now-former officers and directors, and other parties including (in certain cases) Blue Merger Sub. Inc. ("Blue Sub"), the acquisition entity which, upon consummation of the Transaction, merged with and into Del Monte Foods Company, with Del Monte Foods Company continuing as the surviving corporation (the "Merger").

Two previously disclosed cases, which were among the original fifteen Shareholder Cases arising from the Transaction were voluntarily dismissed on June 6, 2011:

•

Heintz v. Wolford, et al. The Heintz case was filed by Sarah P. Heintz on behalf of herself and a putative class of shareholders against the Directors, Del Monte Foods Company, Parent and Blue Sub on December 20, 2010 in the United States District Court, Northern District of California; and

•

Faulkner v. Wolford, et al. The Faulkner case was filed by Dallas Faulkner on behalf of himself and a putative class of shareholders against the Directors, Del Monte Foods Company, Parent and Blue Sub on January 21, 2011 in the United States District Court, Northern District of California.

In addition, plaintiffs in two previously disclosed cases, which were also among the original fifteen Shareholder Cases arising from the Transaction filed requests for dismissal on March 4, 2011 and June 13, 2011, respectively:

•

Sinor v. Wolford, et al. The Sinor case was filed by James Sinor on behalf of himself and a putative class of shareholders against Del Monte Foods Company, the Directors, KKR, Vestar, Centerview (named as Centerview partners; together with KKR and Vestar, the "Sponsor Defendants"), Parent and Blue Sub on December 1, 2010 in Superior Court in San Francisco, California; and

•

Kaiman v. Del Monte Foods Co., et al. The Kaiman case was filed by Libby Kaiman on behalf of herself and a putative class of shareholders against Del Monte Foods Company, the Directors, the Sponsor Defendants, Parent and Blue Sub on December 1, 2010 in Superior Court in San Francisco, California.

As a result of the voluntary dismissals and orders consolidating other shareholder cases, only two of the original fifteen Shareholder Cases arising from the Transaction remain pending one of which has been stayed:

•

In re Del Monte Foods Company Shareholders Litigation (the "Delaware Shareholder Case"). The Delaware Shareholder Case was filed in the Delaware Court of Chancery and consolidated with other related cases filed in the same court. The latest complaint filed in the case asserts claims on behalf of lead Plaintiff NECA-IBEW Pension Fund and a putative class of shareholders against each of the now-former directors of Del Monte Foods Company (together, the "Directors"), the Company's former Chief Executive Officer in his capacity as such, Barclays Capital, Inc. ("Barclays"), the Sponsor Defendants, Blue Acquisition Group, Inc. ("Parent") and Blue Sub; and

•

Franklin v. Del Monte Foods Co., et al. The Franklin case was filed by Elisa J. Franklin on behalf of herself and a putative class of shareholders against the Directors, Del Monte Foods Company and the Sponsor Defendants on December 10, 2010 in Superior Court in San Francisco, California. On February 28, 2011, the Court in the Franklin case granted the motion of Del Monte Foods Company and the Directors to stay the proceeding pending resolution of the Delaware Shareholder Case, and the case remains stayed.

The plaintiff in the Delaware Shareholder Case, which is the only active and pending Shareholder Case, alleges that the Directors breached their fiduciary duties to the stockholders by agreeing to sell Del Monte Foods Company at a price that was unfair and inadequate and by agreeing to certain preclusive deal protection devices in the Merger Agreement. The plaintiff further alleges that the Sponsor Defendants, Parent, Blue Sub and Barclays aided and abetted the Directors' alleged breaches of fiduciary duties. In addition, the plaintiff asserts a claim for breach of fiduciary duty against the former Chief Executive Officer of Del Monte Foods Company in his capacity as an officer. The plaintiff also alleges that the Sponsor Defendants violated certain Confidentiality Agreements with Del Monte Foods Company, and that Barclays induced the Sponsor Defendants to violate the Confidentiality Agreements, committing tortious interference with contract. The plaintiff in the Franklin case asserts similar claims against the Directors, alleging that they breached their fiduciary duties of care and loyalty by, among other acts, agreeing to sell Del Monte Foods Company at an inadequate price, running an ineffective sale process that relied on conflicted financial advisors, agreeing to preclusive deal protection measures, and pursuing the Transaction for their own financial ends. The plaintiff in the Franklin case also asserts claims against the Sponsor Defendants and Del Monte Foods Company for aiding and abetting these alleged breaches of fiduciary duty.

Each of the complaints seeks injunctive relief, rescission of the Merger Agreement, compensatory damages, and attorneys' fees. The Company denies the plaintiffs' allegations and plans, as the successor to Del Monte Foods Company and Blue Sub, to vigorously defend against these claims.

The Company has a continuing obligation to defend and indemnify the Directors and the Company's former Chief Executive Officer for their legal fees and potential liability in the Shareholder Cases, subject to certain limitations under Delaware law or contract. Similarly, the Company may have contractual obligations to indemnify other parties to the Shareholder Cases and other matters arising out of the Transaction, subject to certain limitations under applicable law or contract. The Company has  $50 million of director and officer insurance coverage for itself and the former directors and officers of Del Monte Foods Company. The insurers have reserved their rights with respect to coverage and have not agreed at this point that coverage is available for losses the Company may sustain as a result of the Shareholder Cases. The Company has accrued in the accompanying financial statements an amount equal to the current estimate of the Company's exposure in this matter. Given the inherent uncertainty associated with legal matters, the actual costs of resolving the Shareholder Cases may be substantially higher or lower than the established accrual. The amount that the Company may ultimately be responsible for in connection with the Shareholder Cases may vary based on a number of factors, including, final settlement or award amounts, the allocation of such amounts among the various parties to the litigation, insurance coverage and resolution with its carriers, indemnification obligations, the discovery of new or additional facts that impact the strength or weakness of the parties' claims and defenses and other factors.

On February 14, 2011, following expedited discovery and a preliminary injunction hearing in the Delaware Shareholder Case, the Court of Chancery entered an order preliminarily enjoining the shareholder vote on the Merger, which was scheduled to occur at a special meeting on February 15, 2011, for a period of 20 days. In addition, the Court of Chancery enjoined the parties, pending the vote on the Merger, from enforcing various provisions in the Merger Agreement, including the no-solicitation and match right provisions in Sections 6.5(b), 6.5(c), and 6.5(h), and the termination fee provisions relating to topping bids and changes in the board of directors' recommendations on the Merger in Section 8.5(b). The Court's order was conditioned upon the lead plaintiff's posting a bond in the amount of  $1.2 million, which was posted on February 15, 2011.

The scheduled special meeting was convened on February 15, 2011. At such meeting, a quorum was determined to be present and, in accordance with the Court's ruling, the meeting was adjourned until March 7, 2011, without a vote on the Merger proposal. The special meeting was reconvened on March 7, 2011. At such meeting, a quorum was determined to be present and the Merger was approved. The Merger closed on March 8, 2011.

Following the closing of the Merger, on March 25, 2011, the plaintiff in the Delaware Shareholder Case filed an application for an interim attorneys' fee award in the amount of  $12 million. On June 27, 2011, the Court of Chancery awarded the plaintiff's attorneys an interim fee award in the amount of  $2.75 million for the supplemental disclosures that Del Monte Foods Company made in connection with the Merger. The Court of Chancery deferred decision regarding the balance of the fee application, which seeks fees in connection with the preliminary injunction and suspension of deal protections.

SEC Investigation

On February 18, 2011, the SEC directed the Company to preserve documents and records relating to recent potential or actual business combinations and preparation of Del Monte Foods Company's proxy statement relating to the Transaction. On March 4, 2011 the SEC requested that the Company voluntarily produce certain documents and records, which the Company has done on an ongoing basis. On May 23, 2011, the Company received a subpoena from the SEC requesting the same documents. The Company intends to continue to cooperate with the SEC in its investigation. The Company cannot at this time reasonably estimate a range of exposure, if any, of the potential liability.

Commercial Litigation Involving the Company

On December 17, 2010, a putative class action complaint was filed against us by Lydia Littlefield, on behalf of herself and all others similarly situated, in the U.S. District Court for the District of Massachusetts, alleging intentional misrepresentation, fraud, negligent misrepresentation, breach of express warranty, breach of the implied warranty of merchantability and unjust enrichment. Specifically, the complaint alleges that the Company engaged in false and misleading representation of certain of our canned fruit products in representing that these products are safe and healthy, when they allegedly contain substances that are not safe and healthy. The plaintiffs seek certification of the class, injunctive relief, damages in an unspecified amount and attorneys' fees. The Company intends to deny these allegations and vigorously defend itself. On April 19, 2011, the U.S. Judicial Panel on Multidistrict Litigation issued an order consolidating Littlefield with several similar consumer class actions filed in other jurisdictions (in which the Company is not a defendant) in U.S. District Court for the District of Massachusetts. The Company cannot at this time reasonably estimate a range of exposure, if any, of the potential liability.

On September 30, 2010, a putative class action complaint was served against the Company, to be filed in Hennepin County, Minnesota, alleging wage and hour violations of the Fair Labor Standards Act ("FLSA"). The complaint was served on behalf of five named plaintiffs and all others similarly situated at a manufacturing facility in Minnesota. Specifically, the complaint alleges that the Company violated the FLSA and state wage and hour laws by failing to compensate plaintiffs and other similarly situated workers unpaid overtime. The plaintiffs are seeking compensatory and statutory damages. Additionally, the plaintiffs are seeking class certification. On November 5, 2010, in connection with the Company's removal of this case to the U.S. District Court for the District of Minnesota, the complaint was filed along with the Company's answer. The Company also filed a motion for partial dismissal on November 5, 2010. On November 30, 2010, the parties jointly stipulated that the causes of action in plaintiff's complaint for unjust enrichment and quantum meruit would be dismissed without prejudice and further stipulated that the cause of action under the Minnesota minimum wage law would be dismissed without prejudice. The Company denies plaintiffs' allegations and plans to vigorously defend itself. The Company cannot at this time reasonably estimate a range of exposure, if any, of the potential liability.

On October 13, 2009, Kara Moline and Debra Lowe filed a class action complaint against the Company in San Francisco Superior Court, alleging violations of California's False Advertising Act, Unfair Competition Law, and Consumer Legal Remedies Act. Specifically, the plaintiffs alleged that the Company engaged in false and misleading advertising in the labeling of Nature's Recipe Farm Stand Selects dog food. The plaintiffs sought injunctive relief, disgorgement of profits in an undisclosed amount, and attorneys' fees. Additionally, the plaintiffs sought class certification. The parties reached a settlement agreement that was approved by the Court on November 9, 2010. Under the settlement, the Company paid  $0.2 million and agreed to modify the labels of the relevant products in the future.

On October 14, 2008, Fresh Del Monte Produce Inc. ("Fresh Del Monte") filed a complaint against the Company in U.S. District Court for the Southern District of New York. Fresh Del Monte amended its complaint on November 5, 2008. Under a trademark license agreement with the Company, Fresh Del Monte holds the rights to use the Del Monte name and trademark with respect to fresh fruit, vegetables and produce throughout the world (including the United States). Fresh Del Monte alleges that the Company breached the trademark license agreement through the marketing and sale of certain of its products sold in the refrigerated produce section of customers' stores, including Del Monte Fruit Naturals products and the more recently introduced Del Monte Refrigerated Grapefruit Bowls. Additionally, Fresh Del Monte alleges that it has the exclusive right under the trademark license agreement to sell Del Monte branded pineapple, melon, berry, papaya and banana products in the refrigerated produce section. Fresh Del Monte also alleges that the Company's advertising for certain of the alleged infringing products was false and misleading. Fresh Del Monte is seeking damages of  $10.0 million, treble damages with respect to its false advertising claim, and injunctive relief. On October 14, 2008, Fresh Del Monte filed a motion for a preliminary injunction, asking the Court to enjoin the Company from making certain claims about its refrigerated products. On October 23, 2008, the Court denied that motion. The Company denies Fresh Del Monte's allegations and is vigorously defending itself. Additionally, on November 21, 2008, the Company filed counter-claims against Fresh Del Monte, alleging that Fresh Del Monte has breached the trademark license agreement. Specifically, the Company alleges, among other things, that Fresh Del Monte's "medley" products (vegetables with a dipping sauce or fruit with a caramel sauce) violate the trademark license agreement. On November 10, 2010, Fresh Del Monte filed a motion for partial summary judgment. On December 8, 2010, the Company filed an opposition to that motion. The Court has not scheduled a hearing date. The Company cannot at this time reasonably estimate a range of exposure, if any, of the potential liability.

Pet Food Products-Related Litigation

Beginning with the pet food recall announced by Menu Foods, Inc. in March 2007, many major pet food manufacturers, including the Company, announced recalls of select products. The Company believes there have been over 90 class actions and purported class actions relating to these pet food recalls. The Company was named as a defendant in seven class actions or purported class actions related to its pet food and pet snack recall, which it initiated March 31, 2007.

The Company was a defendant in the following cases:

•	Carver v. Del Monte filed on April 4, 2007 in the U.S. District Court for the Eastern District of California;

•	Ford v. Del Monte filed on April 7, 2007 in the U.S. District Court for the Southern District of California;

•	Hart v. Del Monte filed on April 10, 2007 in state court in Los Angeles, California;

•	Picus v. Del Monte filed on April 30, 2007 in state court in Las Vegas, Nevada;

•	Blaszkowski v. Del Monte filed on May 9, 2007 in the U.S. District Court for the Southern District of Florida;

•	Schwinger v. Del Monte filed on May 15, 2007 in the U.S. District Court for the Western District of Missouri; and

•	Tompkins v. Del Monte filed on July 13, 2007 in the U.S. District Court for the District of Colorado.

The named plaintiffs in these seven cases alleged that their pets suffered injury and/or death as a result of ingesting the Company's and other defendants' allegedly contaminated pet food and pet snack products. The Picus and Blaszkowski cases also contained allegations of false and misleading advertising by the Company.

By order dated June 28, 2007, the Carver, Ford, Hart, Schwinger, and Tompkins cases were transferred to the U.S. District Court for the District of New Jersey and consolidated with other purported pet food class actions under the federal rules for multi-district litigation. The Blaszkowski and Picus cases were not consolidated.

The Multi-District Litigation Cases. The plaintiffs and defendants in the multi-district litigation cases, including the five consolidated cases in which we were a defendant, tentatively agreed to a settlement that was submitted to the U.S. District Court for the District of New Jersey on May 22, 2008. On May 30, 2008, the Court granted preliminary approval to the settlement. Pursuant to the Court's order, notice of the settlement was disseminated to the public by mail and publication beginning June 16, 2008. Members of the class were allowed to opt-out of the settlement until August 15, 2008. On November 19, 2008, the Court entered orders approving the settlement, certifying the class and dismissing the complaints against the defendants, including the Company. The total settlement was  $24.0 million. The portion of the Company's contribution to this settlement was  $0.25 million, net of insurance recovery, which the Company has paid. Four class members have filed objections to the settlement, which objections have been denied by the Court. On December 3, 2008 and December 12, 2008, these class members filed Notices of Appeal. After the Court of Appeals granted the appeal in part, denied the appeal in part and remanded the matter for further proceedings, the District Court approved the settlement on April 5, 2011.

The Blaszkowski Case. On April 11, 2008, the plaintiffs in the Blaszkowski case filed their fourth amended complaint. On September 12, 2008 and October 9, 2008, plaintiffs filed stipulations of dismissal with respect to their complaint against certain of the defendants, including the Company. The U.S. District Court for the Southern District of Florida entered such requested dismissals on such dates, resulting in the dismissal of all claims against the Company.

The Picus Case. The plaintiffs in the Picus case sought certification of a class action as well as unspecified damages and injunctive relief against further distribution of the allegedly defective products. On October 12, 2007, the Company filed a motion to dismiss in the Picus case. The state court in Las Vegas, Nevada granted the Company's motion in part and denied the Company's motion in part. On December 14, 2007, other defendants in the case filed a motion to deny class certification. On March 16, 2009, the Court granted the motion to deny class certification. On March 25, 2009, the plaintiffs filed an appeal of the Court's decision. On June 30, 2009, the Court of Appeals denied plaintiffs' appeal. By order dated February 1, 2011, the Company was dismissed from this lawsuit.

Other

Del Monte is also involved from time to time in various legal proceedings incidental to its business, including proceedings involving product liability claims, workers' compensation and other employee claims, tort claims and other general liability claims, for which the Company carries insurance, as well as trademark, copyright, patent infringement and related litigation. Additionally, Del Monte is involved from time to time in claims relating to environmental remediation and similar events. While it is not feasible to predict or determine the ultimate outcome of these matters, the Company believes that none of these legal proceedings will have a material adverse effect on its financial position.

Segment Information	12 Months Ended
	Jul. 31, 2011	May 01, 2011
Segment Information
Segment Information

Note 14. Segment Information

The Company has the following reportable segments:

•	The Pet Products reportable segment includes the Pet Products operating segment, which manufactures, markets and sells branded and private label dry and wet pet food and pet snacks.

•

The Consumer Products reportable segment includes the Consumer Products operating segment, which manufactures, markets and sells branded and private label shelf-stable products, including fruit, vegetable, tomato and broth products.

The Company's chief operating decision-maker, its CEO or Interim CEO, reviews financial information presented on a consolidated basis accompanied by disaggregated information on net sales and operating income, by operating segment, for purposes of making decisions about resources to be allocated and assessing financial performance. The chief operating decision-maker reviews assets of the Company on a consolidated basis only. The accounting policies of the individual operating segments are the same as those of the Company.

The following table presents financial information about the Company's reportable segments (in millions):

	Successor	Predecessor
	Three Months Ended
	July 31, 2011	August 1, 2010
Net sales:
Pet Products	$422.0	$427.3
Consumer Products	354.2	377.3

Total	$776.2	$804.6

Operating income:
Pet Products	$56.2	$98.7
Consumer Products	14.4	34.3
Corporate (1)	(21.3)	(13.6)

Total	49.3	119.4
Reconciliation to income (loss) from continuing operations before income taxes:
Interest expense	62.6	19.7
Other expense	30.3	3.6

Income (loss) from continuing operations before income taxes	$(43.6)	$96.1

(1)	Corporate represents expenses not directly attributable to reportable segments.

Note 15. Segment Information

The Company has the following reportable segments:

•	The Pet Products reportable segment includes the Pet Products operating segment, which manufactures, markets and sells branded and private label dry and wet pet food and pet snacks.

•

The Consumer Products reportable segment includes the Consumer Products operating segment, which manufactures, markets and sells branded and private label shelf-stable products, including fruit, vegetable, tomato and broth products.

The Company's chief operating decision-maker, its CEO or Interim CEO, reviews financial information presented on a consolidated basis accompanied by disaggregated information on net sales and operating income, by operating segment, for purposes of making decisions about resources to be allocated and assessing financial performance. The chief operating decision-maker reviews assets of the Company on a consolidated basis only. The accounting policies of the individual operating segments are the same as those of the Company.

The following table presents financial information about the Company's reportable segments (in millions):

	Successor	Predecessor
	March 8, 2011 through May 1, 2011	May 3, 2010 through March 7, 2011	Fiscal 2010	Fiscal 2009
Net sales:
Pet Products	$271.0	$1,513.2	$1,750.0	$1,673.4
Consumer Products	293.8	1,588.1	1,989.8	1,953.5

Total	$564.8	$3,101.3	$3,739.8	$3,626.9

Operating income (loss):
Pet Products	$26.2	$351.5	$355.5	$219.9
Consumer Products	9.1	170.9	222.6	195.1
Corporate (a)	(119.2)	(99.2)	(70.1)	(54.1)

Total	(83.9)	423.2	508.0	360.9
Reconciliation to income (loss) from continuing operations before income taxes:
Interest expense	44.3	66.7	116.3	110.3
Other (income) expense	25.7	(5.2)	9.8	24.1

Income (loss) from continuing operations before income taxes	$(153.9)	$361.7	$381.9	$226.5

(a)	Corporate represents expenses not directly attributable to reportable segments. For the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009 Corporate includes $82.8 and $68.8, $0.0 and $0.0 of transaction and related costs, respectively.

See Note 6 for goodwill detailed by reportable segment.

Geographic Information

The following table presents domestic and foreign sales (in millions, except percentages):

	Successor	Predecessor
	March 8, 2011 through May 1, 2011	May 3, 2010 through March 7, 2011	Fiscal 2010	Fiscal 2009
Net sales—domestic	$531.2	$2,917.2	$3,514.2	$3,420.0
Net sales—foreign	33.6	184.1	225.6	206.9

Total	$564.8	$3,101.3	$3,739.8	$3,626.9

Percentage of sales:
Domestic	94.1%	94.1%	94.0%	94.3%
Foreign	5.9%	5.9%	6.0%	5.7%

The following table presents domestic and foreign property, plant and equipment (in millions, except percentages):

	Successor	Predecessor
	May 1, 2011	Fiscal 2010	Fiscal 2009
Net property, plant and equipment—domestic	$694.6	$629.7	$613.5
Net property, plant and equipment—foreign	37.1	29.1	29.1

Total	$731.7	$658.8	$642.6

Percentage of long-lived assets:
Domestic	94.9%	95.6%	95.5%
Foreign	5.1%	4.4%	4.5%

Related Party Transactions	12 Months Ended
	Jul. 31, 2011	May 01, 2011
Related Party Transactions
Related Party Transactions

Note 15. Related Party Transactions

See Note 16 of the 2011 Annual Report for a description of the Company's related party transactions. As of July 31, 2011, there was a payable of  $2.7 million due to the managers related to the monitoring agreement, a payable of  $0.3 million to Capstone Consulting LLC for consulting services and a payable of  $0.2 million due to Centerview for transaction-related out-of-pocket expenses, which amounts are included in accounts payable and accrued expenses on the Condensed Consolidated Balance Sheets.

Note 16.	Related Party Transactions

As described in Note 1, on March 8, 2011, DMFC completed the Merger with Blue Sub pursuant to the terms of the Merger Agreement and consequently became a direct wholly-owned subsidiary of Parent. As is also described in Note 1, on April 26, 2011, DMC merged with and into DMFC with DMC as the surviving entity, and as a result, DMC is now directly wholly-owned by Parent. Substantially all of Parent's outstanding common stock is held by Blue Holdings I, L.P., a partnership that is controlled by funds affiliated with the Sponsors. Blue Holdings GP, LLC is the general partner of Blue Holdings I, L.P. Funds affiliated with the Sponsors control Blue Holdings GP, LLC. The following provides a summary of material transactions that involve DMFC, DMC, the management of DMFC and DMC, the Sponsors and entities affiliated with the Sponsors, Blue Sub, Parent, Blue Holdings I, L.P. and Blue Holdings GP, LLC.

Transactions with the Sponsors

Monitoring Agreement

On March 8, 2011, in connection with the Merger, entities affiliated with the Sponsors and an entity affiliated with AlpInvest Partners (the "AlpInvest Manager," together with the affiliates of the Sponsors, collectively, the "Managers") entered into a monitoring agreement (the "Monitoring Agreement") with DMC, Parent and Blue Holdings I, L.P., pursuant to which the Managers provide management, consulting, financial and other advisory services to DMC and to its divisions, subsidiaries, parent entities and controlled affiliates. Pursuant to the Monitoring Agreement, the Managers, other than the AlpInvest Manager, are entitled to receive an aggregate annual advisory fee to be allocated among the Sponsors in accordance with their respective equity holdings in Blue Holdings I, L.P. in an amount equal to the greater of (i)  $6.5 million and (ii) 1.00% of DMC's "Adjusted EBITDA" (as defined in the Senior Notes Indenture) less an annual advisory fee of approximately  $0.25 million paid to the AlpInvest Manager. As of May 1, 2011, there was a payable of  $1.1 million due to the Managers related to the Monitoring Agreement, which amount is included in accounts payable and accrued expenses on the Consolidated Balance Sheets.

The Managers also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with the provision of services pursuant to the Monitoring Agreement. The Monitoring Agreement will continue indefinitely unless terminated by the consent of all the parties thereto. In addition, the Monitoring Agreement will terminate automatically upon an initial public offering of Parent, unless the Company elects by prior written notice to continue the Monitoring Agreement. Upon a change of control of Parent, the Company may terminate the Monitoring Agreement.

Consulting Arrangements with Capstone Consulting LLC

The Company has engaged Capstone Consulting LLC ("Capstone") to provide consulting services with respect to the Company's operations. These engagements may be terminated at any time at the discretion of management of the Company. For the period March 8, 2011 through May 1, 2011, the total fees payable to Capstone under these arrangements were approximately  $0.4 million. One of the Company's directors holds an equity interest in Capstone. Neither KKR nor any entity affiliated with KKR owns any of the equity of Capstone. Capstone provides dedicated consulting services to KKR and its affiliated funds' portfolio companies. As of May 1, 2011, there was a payable of  $0.3 million due to Capstone, which amount is included in accounts payable and accrued expenses on the Consolidated Balance Sheets.

Indemnification Agreement

On March 8, 2011, DMFC, Parent, Blue Holdings I, L.P. and Blue Holdings GP, LLC, entered into an indemnification agreement with the Managers. This indemnification agreement contains customary exculpation and indemnification provisions in favor of the Managers and their affiliates.

Transaction Fee Arrangements

Pursuant to transaction fee letters entered into with each respective Sponsor, each dated March 8, 2011, Blue Sub agreed to pay each of the Sponsors one-time fees aggregating to  $46.85 million in consideration of the structuring, financial and consultation services that the Sponsors provided to Blue Sub in connection with the Merger. Blue Sub also paid for the reasonable out-of-pocket expenses of the Sponsors. In connection with these agreements, and concurrently with the consummation of the Merger, Blue Sub paid fees of  $28.9 million,  $3.1 million and  $14.85 million, to KKR, Centerview and Vestar, respectively. As of May 1, 2011, there was a payable of  $0.2 million due to Centerview for transaction-related out-of-pocket expenses, which amount is included in accounts payable and accrued expenses on the Consolidated Balance Sheets.

Pursuant to an engagement letter dated March 8, 2011, Blue Sub engaged KKR Capital Markets LLC, an affiliate of KKR ("KCM"), to act as syndication agent in connection with the placement of equity securities to persons who were not affiliated with the Sponsors. For such syndication services, Blue Sub paid KCM a one-time syndication fee of  $9.2 million upon the completion of the Merger in addition to reasonable out-of-pocket expenses.

Pursuant to a facilitation fee letter agreement and an M&A fee letter agreement, each dated March 8, 2011, Blue Sub agreed to pay to Centerview (i) a one-time fee of  $5.0 million for services provided to Blue Sub by Centerview and its affiliates, including services in connection with the placement of equity securities to persons who were not affiliated with the Sponsors and assistance in the due diligence process to facilitate the acceptance by Parent of certain investments and (ii) a one-time fee of  $8.0 million for services provided to Blue Sub by Centerview and its affiliates, including financial advisory services in connection with the structuring, negotiation and consummation of the Merger and the preparation, negotiation and finalization of the Agreement and Plan of Merger, dated as of November 24, 2010 ("Merger Agreement") and other documents executed in connection therewith. Both of these payments were made concurrently with the consummation of the Merger.

Financing Arrangements

KCM and certain of its capital markets affiliates played a number of roles in connection with the arrangement of financing related to the Merger, including providing financing commitments to Blue Sub, acting as a joint manager and arranger of the Term Loan Facility, an initial purchaser in the initial offering of 7.625% Notes and as dealer-manager in connection with our tender offer for outstanding 6 3/4% Notes and 7 1/2 % Notes. KCM received approximately  $10.2 million for these services.

Transactions with Management

Equity Contributions

Pursuant to an equity contribution agreement dated March 8, 2011, and an equity contribution and subscription agreement, dated February 16, 2011, Blue Holdings I, L.P. contributed to Parent the sum of approximately  $1,564.2 million and received from Parent 312,829,237 shares of common stock of Parent. The Company's Executive Vice President and Chief Financial Officer and Chief Operating Officer, contributed approximately  $0.6 million in the aggregate in cash to Parent and received 125,644 shares of common stock of Parent. Parent then contributed to Blue Sub the sum of approximately  $1,550.7 million and paid  $14.2 million in expenses on behalf of Blue Sub, and received from Blue Sub 10 shares of common stock of Blue Sub, which represented 100% of Blue Sub's outstanding common stock.

Quarterly Results Of Operations	12 Months Ended
May 01, 2011
Quarterly Results Of Operations
Quarterly Results Of Operations
Note 17.	Quarterly Results of Operations (unaudited)

	Predecessor				Successor
				January 31, 2011 through March 7, 2011	March 8, 2011 through May 1, 2011
	First (1)	Second	Third	Fourth	Fourth
	(in millions)				(in millions)
Twelve months ended May 1, 2011
Net sales	$804.6	$940.9	$969.4	$386.4	$564.8
Operating income (loss)	119.4	148.0	145.4	10.4	(83.9)
Net income (loss)	59.4	81.1	87.1	(4.8)	(104.5)

	First (1)	Second	Third	Fourth
	(in millions)
Fiscal 2010
Net sales	$813.7	$958.9	$1,013.2	$954.0
Operating income	120.9	140.6	138.4	108.1
Net income	58.6	62.6	59.4	63.7

(1)	The Company's net sales have exhibited seasonality, with the first fiscal quarter typically having the lowest net sales. Lower levels of promotional activity, the availability of fresh produce, the timing of price increases and other factors have historically affected net sales in the first quarter.

Share Repurchases	12 Months Ended
May 01, 2011
Share Repurchases
Share Repurchases
Note 18.	Share Repurchases

On June 10, 2010, DMFC announced that its board had authorized the repurchase of up to  $350.0 million of DMFC's common stock over the next 36 months. The new authorization superseded and replaced DMFC's previous  $200.0 million share repurchase authorization that was scheduled to expire in September 2010. On June 22, 2010, DMFC entered into an accelerated stock buyback agreement ("ASB") with Goldman, Sachs & Co. ("Goldman Sachs"). Under the ASB, DMFC paid  $100 million to Goldman Sachs on June 25, 2010 from available cash on hand to purchase outstanding shares of its common stock, and it received 6,215,470 shares of its common stock from Goldman Sachs on that date. Final settlement of the ASB occurred on August 2, 2010, resulting in DMFC receiving an additional 885,413 shares of its common stock. The total number of shares that DMFC ultimately repurchased under the ASB was based generally on the average of the daily volume-weighted average share price of DMFC's common stock over the duration of the transaction.

Supplemental Disclosures	12 Months Ended
May 01, 2011
Supplemental Disclosures
Supplemental Disclosures
Note 19.	Supplemental Disclosures

The following information is intended to comply with the requirements in the Wisconsin Agriculture Producer Security Statute 126 and Agriculture, Trade and Consumer Protection Chapter 101.

Financial Ratios

The following table represents the Company's current ratio and debt to equity ratio as of May 1, 2011 (in millions, except ratios):

Current Ratio:
Current assets\ Current liabilities	$1,339.0	=	2.60

	$515.6
Debt to Equity Ratio:
Total liabilities \ Total stockholder's equity	$5,718.3	=	3.85

	$1,485.4

Allowance for Doubtful Accounts

The Company has an allowance for doubtful accounts at May 1, 2011 of  $0.0 million. The method for determining the allowance is "specific identification" such that the Company reviews the accounts receivable balances and the aging and reserves for any balances that are determined to be uncollectible. Such balances may include those due from companies that are having financial trouble or filing bankruptcy, balances older than a year or balances that the Company has determined to be uncollectible for another reason. The Company does not have any accounts receivable balances that are older than a year that are not covered by the allowance for doubtful accounts. The Company does not have any non-trade notes or accounts receivables from an officer, director, employee, partner, or stockholder, or from a member of the family of any of those individuals. The Company does not have any notes or accounts receivables from a parent organization, a subsidiary, or affiliates.

Recently Issued Accounting Standards	12 Months Ended
Jul. 31, 2011
Recently Issued Accounting Standards
Recently Issued Accounting Standards

Note 2. Recently Issued Accounting Standards

In May 2011, the Financial Accounting Standards Board ("FASB") issued an amendment to revise fair value measurements and disclosures. This standard provides clarification about the application of existing fair value measurement and disclosure requirements and expands certain other disclosure requirements. The guidance is effective for the Company beginning in the fourth quarter of fiscal 2012. The adoption of this standard will require expanded disclosures in the notes to the Company's consolidated financial statements but will not impact its financial results.

In June 2011, the FASB amended its guidance on the presentation of comprehensive income. The new accounting guidance requires entities to report components of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements. This new accounting pronouncement is effective for the Company beginning in the first quarter of fiscal 2013. The adoption of this standard will not impact the Company's financial results. The Company is assessing the potential impact of this new standard on the disclosure in the Company's future financial statements.

In September 2011, the FASB issued an Accounting Standards Update that permits companies to assess qualitative factors to determine if it is more likely than not that goodwill is impaired before performing the two-step goodwill impairment test required under current accounting standards. The guidance is effective for the Company beginning in fiscal 2013, with early adoption permitted. The adoption of this standard will not impact the Company's financial results.

In September 2011, FASB issued an Accounting Standards Update which will require additional qualitative and quantitative disclosures for multiemployer pension plans, including the plan's funded status if it is readily available. This new accounting pronouncement is effective for the Company beginning in the fourth quarter of fiscal 2012. The adoption of this standard will require expanded disclosures in the notes to the Company's consolidated financial statements but will not impact its financial results.

Inventories	12 Months Ended
Jul. 31, 2011
Inventories
Inventories

Note 4. Inventories

The Company's inventories consist of the following (in millions):

	Successor	Successor
	July 31, 2011	May 1, 2011
Inventories:
Finished products	$668.5	$613.4
Raw materials and in-process materials	48.2	44.3
Packaging materials and other	154.2	109.2
LIFO reserve	3.0	—

Total inventories	$873.9	$766.9

Accounts Payable And Accrued Expenses	12 Months Ended
Jul. 31, 2011
Accounts Payable And Accrued Expenses [Abstract]
Accounts Payable And Accrued Expenses

Note 6. Accounts Payable and Accrued Expenses

The Company's accounts payable and accrued expenses consist of the following (in millions):

	Successor	Successor
	July 31, 2011	May 1, 2011
Accounts payable and accrued expenses:
Accounts payable—trade	$239.5	$157.3
Marketing and advertising	64.2	70.4
Accrued payroll and related costs	27.4	51.1
Accrued interest	53.7	30.1
Current portion of pension liability	29.2	29.7
Other current liabilities	164.8	148.1

Total accounts payable and accrued expenses	$578.8	$486.7

Comprehensive Income (Loss)	12 Months Ended
Jul. 31, 2011
Comprehensive Income (Loss)
Comprehensive Income (Loss)

Note 10. Comprehensive Income (Loss)

The following table reconciles net income (loss) to comprehensive income (loss) (in millions):

	Successor	Predecessor
	Three Months Ended
	July 31, 2011	August 1, 2010
Net income (loss)	$(27.6)	$59.4

Other comprehensive income (loss):
Foreign currency translation adjustments	(0.1)	(0.3)
Pension and other postretirement employee benefit adjustments	(4.4)	—
Income on cash flow hedging instruments, net of tax	—	0.2

Total other comprehensive income (loss)	(4.5)	(0.1)

Comprehensive income (loss)	$(32.1)	$59.3

Legal Proceedings	12 Months Ended
Jul. 31, 2011
Legal Proceedings
Legal Proceedings

Note 13. Legal Proceedings

Shareholder Litigation Involving the Company

Following the announcement of the Merger, fifteen putative class action lawsuits (the "Shareholder Cases") relating to the Transactions were filed against DMFC, certain of its now-former officers and directors, and other parties including (in certain cases) Blue Sub.

Two previously disclosed cases, which were among the original fifteen Shareholder Cases arising from the Transactions, were voluntarily dismissed on June 6, 2011:

•

Heintz v. Wolford, et al. The Heintz case was filed by Sarah P. Heintz on behalf of herself and a putative class of shareholders against each of the now-former directors of DMFC (together, the "Directors"), DMFC, Parent and Blue Sub on December 20, 2010 in the United States District Court, Northern District of California; and

•

Faulkner v. Wolford, et al. The Faulkner case was filed by Dallas Faulkner on behalf of himself and a putative class of shareholders against the Directors, DMFC, Parent and Blue Sub on January 21, 2011 in the United States District Court, Northern District of California.

In addition, plaintiffs in two other previously disclosed cases, which were also among the original fifteen Shareholder Cases arising from the Transactions, filed requests for dismissal on March 4, 2011 and June 13, 2011, respectively:

•

Sinor v. Wolford, et al. The Sinor case was filed by James Sinor on behalf of himself and a putative class of shareholders against DMFC, the Directors, KKR, Vestar, Centerview (named as Centerview Partners; together with KKR and Vestar, the "Sponsor Defendants"), Parent and Blue Sub on December 1, 2010 in Superior Court in San Francisco, California; and

•

Kaiman v. Del Monte Foods Co., et al. The Kaiman case was filed by Libby Kaiman on behalf of herself and a putative class of shareholders against DMFC, the Directors, the Sponsor Defendants, Parent and Blue Sub on December 1, 2010 in Superior Court in San Francisco, California.

As a result of the voluntary dismissals and orders consolidating other shareholder cases, only two of the original fifteen Shareholder Cases arising from the Transactions remain pending, one of which has been stayed:

•

In re Del Monte Foods Company Shareholders Litigation (the "Delaware Shareholder Case"). The Delaware Shareholder Case was filed in the Delaware Court of Chancery and consolidated with other related cases filed in the same court. The latest complaint filed in the case asserts claims on behalf of lead Plaintiff NECA-IBEW Pension Fund and a putative class of shareholders against the Directors, DMFC's former Chief Executive Officer in his capacity as such, Barclays Capital, Inc. ("Barclays"), the Sponsor Defendants, Parent, Blue Sub and DMC, which was joined as a defendant in the litigation as successor in interest to DMFC (together, the "Defendants"); and

•

Franklin v. Del Monte Foods Co., et al. The Franklin case was filed by Elisa J. Franklin on behalf of herself and a putative class of shareholders against the Directors, DMFC and the Sponsor Defendants on December 10, 2010 in Superior Court in San Francisco, California. On February 28, 2011, the Court in the Franklin case granted the motion of DMFC and the Directors to stay the proceeding pending resolution of the Delaware Shareholder Case, and the case remains stayed.

The plaintiff in the Delaware Shareholder Case, which is the only active and pending Shareholder Case, alleges that the Directors breached their fiduciary duties to the stockholders by agreeing to sell DMFC at a price that was unfair and inadequate and by agreeing to certain preclusive deal protection devices in the Merger Agreement. The plaintiff further alleges that the Sponsor Defendants, Parent, Blue Sub and Barclays aided and abetted the Directors' alleged breaches of fiduciary duties. In addition, the plaintiff asserts a claim for breach of fiduciary duty against the former Chief Executive Officer of DMFC in his capacity as an officer. The plaintiff also alleges that the Sponsor Defendants violated certain Confidentiality Agreements with DMFC, and that Barclays induced the Sponsor Defendants to violate the Confidentiality Agreements, committing tortious interference with contract. The plaintiff in the Franklin case asserts similar claims against the Directors, alleging that they breached their fiduciary duties of care and loyalty by, among other acts, agreeing to sell DMFC at an inadequate price, running an ineffective sale process that relied on conflicted financial advisors, agreeing to preclusive deal protection measures, and pursuing the transaction for their own financial ends. The plaintiff in the Franklin case also asserts claims against the Sponsor Defendants and DMFC for aiding and abetting these alleged breaches of fiduciary duty.

Each of the complaints seeks injunctive relief, rescission of the Merger Agreement, compensatory damages, and attorneys' fees.

The Company has a continuing obligation to defend and indemnify the Directors and DMFC's former Chief Executive Officer for their legal fees and potential liability in the Shareholder Cases, subject to certain limitations under Delaware law or contract. Similarly, the Company may have contractual obligations to indemnify other parties to the Shareholder Cases and other matters arising out of the Merger, subject to certain limitations under applicable law or contract. The Company has  $50 million of director and officer insurance coverage for itself and the former directors and officers of DMFC. The insurers have reserved their rights with respect to coverage and have not agreed at this point that coverage is available for losses the Company may sustain as a result of the Shareholder Cases.

On February 14, 2011, following expedited discovery and a preliminary injunction hearing in the Delaware Shareholder Case, the Court of Chancery entered an order preliminarily enjoining the shareholder vote on the Merger, which was scheduled to occur at a special meeting on February 15, 2011, for a period of 20 days. In addition, the Court of Chancery enjoined the parties, pending the vote on the Merger, from enforcing various provisions in the Merger Agreement, including the no-solicitation and match right provisions in Sections 6.5(b), 6.5(c), and 6.5(h), and the termination fee provisions relating to topping bids and changes in the board of directors' recommendations on the Merger in Section 8.5(b). The Court's order was conditioned upon the lead plaintiff's posting a bond in the amount of  $1.2 million, which was posted on February 15, 2011.

The scheduled special meeting was convened on February 15, 2011. At such meeting, a quorum was determined to be present and, in accordance with the Court's ruling, the meeting was adjourned until March 7, 2011, without a vote on the Merger proposal. The special meeting was reconvened on March 7, 2011. At such meeting, a quorum was determined to be present and the Merger was approved. The Merger closed on March 8, 2011.

Following the closing of the Merger, on March 25, 2011, the plaintiff in the Delaware Shareholder Case filed an application for an interim attorneys' fee award in the amount of  $12 million. On June 27, 2011, the Court of Chancery awarded the plaintiff's attorneys an interim fee award in the amount of  $2.75 million for the supplemental disclosures that DMFC made in connection with the Merger. The Court of Chancery deferred decision regarding the balance of the fee application, which seeks fees in connection with the preliminary injunction and suspension of deal protections.

On July 27, 2011, the Court of Chancery issued an order adding the Company as a defendant to the Delaware Shareholder Case and ordering the Company to pay the  $2.75 million interim attorney fee award.

On October 6, 2011, the lead plaintiff in the Delaware Shareholder Case and the Defendants submitted a Stipulation and Agreement of Compromise and Settlement to the Delaware Court of Chancery (the "Proposed Settlement") which, if approved, would settle the Delaware Shareholder Case. The total settlement amount under the Proposed Settlement is  $89.4 million, including any additional fees and expenses awarded to plaintiffs' counsel by the Court of Chancery and costs of notifying the settlement class and administering claims. In connection with the Proposed Settlement, if approved, the Company expects to pay  $65.7 million into an escrow account, consisting of (1) the Company's financial contribution to the settlement and (2) the payment of previously unpaid merger-related fees being contributed to the settlement. The Company has entered into the Proposed Settlement to eliminate the uncertainties, burden, and expense of further litigation. In the Proposed Settlement, the Defendants deny all allegations of wrongdoing.

The Proposed Settlement is subject to customary conditions, including certification of a mandatory, non-opt out class for settlement purposes; Court of Chancery approval of the settlement following notice to settlement class members and a hearing; and entry of a judgment identical in all material respects to the judgment proposed by the parties in the Proposed Settlement. Under the terms of a scheduling order submitted to the Court of Chancery in connection with the Proposed Settlement, members of the settlement class have been given notice of the Proposed Settlement and will have an opportunity to file written objections to the settlement. The Court of Chancery has scheduled a fairness hearing on the Proposed Settlement for December 1, 2011. The parties have the right to terminate the Proposed Settlement if the Court of Chancery declines to enter the proposed judgment in any material respect or if the judgment is modified or reversed in any material respect on appeal. There can be no guarantee that the Proposed Settlement will be approved or, if approved, that it will not be modified or reversed upon appeal.

As of July 31, 2011, the Company had accrued all but  $2.2 million of the  $65.7 million the Company expects to pay in connection with the Proposed Settlement. If the Proposed Settlement is approved, the Company expects that the class-wide release included in the Proposed Settlement will release the claims in the Franklin case. As a result, the Company has not accrued any additional amounts related to that case. If the Proposed Settlement is not approved, or is modified or reversed upon appeal, the actual costs of resolving the Shareholder Cases may be substantially higher or lower than the established accrual, given the inherent uncertainty associated with legal matters. In such case, the amount that the Company may ultimately be responsible for in connection with the Shareholder Cases may vary based on a number of factors, including, final settlement or award amounts, the allocation of such amounts among the various parties to the litigation, insurance coverage and resolution with its carriers, indemnification obligations, the discovery of new or additional facts that impact the strength or weakness of the parties' claims and defenses and other factors. The Company cannot at this time reasonably estimate a range of exposure, if any, of the potential liability in such case.

SEC Investigation

On February 18, 2011, the SEC directed the Company to preserve documents and records relating to recent potential or actual business combinations and preparation of DMFC's proxy statement relating to the Transactions. On March 4, 2011 the SEC requested that the Company voluntarily produce certain documents and records, which the Company has done on an ongoing basis. On May 23, 2011, the Company received a subpoena from the SEC requesting the same documents. The Company is continuing to cooperate with the SEC in its investigation. The Company cannot at this time reasonably estimate a range of exposure, if any, of the potential liability.

Commercial Litigation Involving the Company

On September 28, 2011, a complaint was filed against the Company by the Environmental Law Foundation in California Superior Court for the County of Alameda alleging violations of California Health and Safety Code sections 25249.6, et seq. (commonly known as "Proposition 65"). Specifically, the plaintiff alleges that the Company violated Proposition 65 by distributing certain pear, peach and fruit cocktail products without providing warnings required by Proposition 65. The plaintiff seeks injunctive relief, damages in an unspecified amount and attorneys' fees. The Company intends to deny these allegations and vigorously defend itself. The Company cannot at this time estimate a range of exposure, if any, of the potential liability.

On December 17, 2010, a putative class action complaint was filed against the Company by Lydia Littlefield, on behalf of herself and all others similarly situated, in the U.S. District Court for the District of Massachusetts, alleging intentional misrepresentation, fraud, negligent misrepresentation, breach of express warranty, breach of the implied warranty of merchantability and unjust enrichment. Specifically, the complaint alleges that the Company engaged in false and misleading representation of certain of the Company's canned fruit products in representing that these products are safe and healthy, when they allegedly contain substances that are not safe and healthy. The plaintiffs seek certification of the class, injunctive relief, damages in an unspecified amount and attorneys' fees. The Company intends to deny these allegations and vigorously defend itself. On April 19, 2011, the U.S. Judicial Panel on Multidistrict Litigation issued an order consolidating Littlefield with several similar consumer class actions filed in other jurisdictions (in which the Company is not a defendant) in U.S. District Court for the District of Massachusetts. On July 29, 2011, the Company filed a motion to dismiss plaintiff's complaint. A hearing on this motion has been scheduled for November 18, 2011. The Company cannot at this time reasonably estimate a range of exposure, if any, of the potential liability.

On September 30, 2010, a putative class action complaint was served against the Company, to be filed in Hennepin County, Minnesota, alleging wage and hour violations of the Fair Labor Standards Act ("FLSA"). The complaint was served on behalf of five named plaintiffs and all others similarly situated at a manufacturing facility in Minnesota. Specifically, the complaint alleges that the Company violated the FLSA and state wage and hour laws by failing to compensate plaintiffs and other similarly situated workers unpaid overtime. The plaintiffs are seeking compensatory and statutory damages. Additionally, the plaintiffs sought class certification. On November 5, 2010, in connection with the Company's removal of this case to the U.S. District Court for the District of Minnesota, the complaint was filed along with the Company's answer. The Company also filed a motion for partial dismissal on November 5, 2010. The parties jointly stipulated that the causes of action in plaintiff's complaint for unjust enrichment and quantum meruit would be dismissed without prejudice and further stipulated that the cause of action under the Minnesota minimum wage law would be dismissed without prejudice. The court signed an order dismissing those claims on December 28, 2010. The Company and the plaintiffs jointly stipulated to a conditional certification of the class on April 28, 2011. The plaintiffs sent out notices to the potential class on April 28, 2011. The notice period is now closed, and 53 plaintiffs have opted in to the lawsuit. The Company denies plaintiffs' allegations and plans to vigorously defend itself. The Company cannot at this time reasonably estimate a range of exposure, if any, of the potential liability.

On October 14, 2008, Fresh Del Monte filed a complaint against the Company in U.S. District Court for the Southern District of New York. Fresh Del Monte amended its complaint on November 5, 2008. Under a trademark license agreement with the Company, Fresh Del Monte holds the rights to use the Del Monte name and trademark with respect to fresh fruit, vegetables and produce throughout the world (including the United States). Fresh Del Monte alleges that the Company breached the trademark license agreement through the marketing and sale of certain of the Company's products sold in the refrigerated produce section of customers' stores, including Del Monte Fruit Naturals products and the more recently introduced Del Monte Refrigerated Grapefruit Bowls. Additionally, Fresh Del Monte alleges that it has the exclusive right under the trademark license agreement to sell Del Monte branded pineapple, melon, berry, papaya and banana products in the refrigerated produce section. Fresh Del Monte also alleges that the Company's advertising for certain of the alleged infringing products was false and misleading. Fresh Del Monte is seeking damages of  $10.0 million, treble damages with respect to its false advertising claim, and injunctive relief. On October 14, 2008, Fresh Del Monte filed a motion for a preliminary injunction, asking the Court to enjoin the Company from making certain claims about the Company's refrigerated products. On October 23, 2008, the Court denied that motion. The Company denies Fresh Del Monte's allegations and is vigorously defending itself. Additionally, on November 21, 2008, the Company filed counter-claims against Fresh Del Monte, alleging that Fresh Del Monte has breached the trademark license agreement. Specifically, the Company alleges, among other things, that Fresh Del Monte's "medley" products (vegetables with a dipping sauce or fruit with a caramel sauce) violate the trademark license agreement. On November 10, 2010, Fresh Del Monte filed a motion for partial summary judgment. On December 8, 2010, the Company filed an opposition to that motion. At a hearing on August 11, 2011, the Court denied Fresh Del Monte's motion for partial summary judgment. A trial date has been tentatively scheduled for March 26, 2012. The Company cannot at this time reasonably estimate a range of exposure, if any, of the potential liability.

Other

The Company is also involved from time to time in various legal proceedings incidental to the Company's business, including proceedings involving product liability claims, workers' compensation and other employee claims, tort claims and other general liability claims, for which the Company caries insurance, as well as trademark, copyright, patent infringement and related litigation. Additionally, the Company is involved from time to time in claims relating to environmental remediation and similar events. While it is not feasible to predict or determine the ultimate outcome of these matters, the Company believes that none of these legal proceedings will have a material adverse effect on its financial position.